UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DAVE'S Killer BREAD
FLAVOR CRATERS
KILLER TASTE & TEXTURE

Flowers FOODS

Nature's Own
Life
KETO
SOFT WHITE
10g-9g=
CARBS FIBER
NET 1g CARBS

2024 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FLOWERS FOODS IS A LEADER IN THE U.S. BAKING INDUSTRY

For more than 100 years, the people of Flowers Foods have worked with honesty, integrity, and a true passion for baking. Headquartered in Thomasville, Georgia, since the Flowers family opened its first bakery there in 1919, Flowers Foods is one of the largest baking companies in the United States. Our 46 highly efficient bakeries produce a wide range of delicious bakery foods under trusted, best-selling brands like *Nature's Own*, *Dave's Killer Bread*, *Wonder*, *Canyon Bakehouse*, and *Tastykake*.

46 BAKERIES IN 19 STATES

9,300 EMPLOYEES

$5.1B SALES IN 2023

#2 IN U.S. PACKAGED BAKERY FOODS

This proxy statement contains information that may constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our business and our future financial condition and results of operations and are often identified by the use of words and phrases such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "would," "is likely to," "is expected to" or "will continue," or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ, possibly materially, from the expectations or estimates reflected in such forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Part I, Item 1A., Risk Factors, in our Annual Report on Form 10-K for the year ended December 30, 2023 and subsequent filings with the Securities and Exchange Commission ("SEC"). We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.

2024 PROXY STATEMENT / FLOWERS FOODS, INC. 1

LETTER FROM OUR CHAIRMAN
AND CHIEF EXECUTIVE OFFICER

Dear Fellow Shareholders:
I am proud of what our team accomplished in 2023. Their hard work, combined with initiatives to drive growth, resulted in record sales. Those results, despite the challenging economic and inflationary environment, underscore the strength of our leading brands. We expect to improve upon this performance through continued execution on our four strategic priorities — developing our team, focusing on brands, prioritizing margins, and pursuing smart M&A.
We added new talent at the executive and board level and restructured operational responsibilities at our bakeries to drive operating efficiencies and enhance execution of our sales strategy. We also invested in innovation and marketing to further our brands’ competitive advantage. Our portfolio strategy, whereby we aim to transition a greater portion of our sales to higher-margin branded retail products, combined with efficiency initiatives, is driving margin expansion. Additionally, we successfully closed on the Papa Pita Bakery acquisition, and we are seeking other deals across the baked foods category that could add new revenue streams.
We remain focused on the significant longer-term opportunities we see ahead of us, filling in white space in geographic and product adjacencies, while leveraging innovation to push into new categories. We think the best way to capitalize on those opportunities is by continuing to strengthen our brands organically and through M&A, with a focus on meeting additional consumer needs by developing new and differentiated products that expand our addressable market. I have never been more confident in our long-term potential, and I look forward to building on our strong base throughout 2024.
We are pleased to invite you to attend our annual meeting of shareholders on May 23, 2024 at 11:00 a.m., Eastern Time, via the Internet at http://www.virtualshareholdermeeting.com/FLO2024. During the annual meeting, in addition to the items of business, our senior management team will respond to questions from shareholders.
Your vote is important to us and to our business, and we will make a $1 charitable donation to Boys & Girls Clubs of America for every shareholder account that votes. We encourage you to vote using telephone or Internet voting prior to the annual meeting, so that your shares of Flowers Foods common stock will be represented and voted at the annual meeting even if you cannot attend. If you elected to receive paper copies of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided.
On behalf of our entire organization, thank you for your continued support.
A. Ryals McMullian
Chairman and Chief Executive Officer

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	2

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
May 23, 2024 11:00 a.m. Eastern Time	Live webcast at www.virtualshareholdermeeting.com/FLO2024
Items of Business		Board’s Recommendation
1.	Elect as directors of the company the 12 nominees identified in this proxy statement, each to serve for a term of one year.	FOR EACH DIRECTOR-NOMINEE
2.	Vote on an advisory resolution to approve the compensation of the company’s named executive officers, commonly referred to as a “Say on Pay” vote.	FOR
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending December 28, 2024.	FOR
The shareholders will also transact any other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting.
Who May Vote
Only record holders of issued and outstanding shares of our common stock at the close of business on March 19, 2024 are entitled to notice of, and to vote at, the annual meeting. A list of such shareholders will be available at our principal executive offices in Thomasville, Georgia until the annual meeting, and during the annual meeting on the meeting website.
The proxy statement and the accompanying form of proxy are being furnished to the shareholders of Flowers Foods, Inc. on or about April 9, 2024 in connection with the solicitation of proxies by the board of directors for use at the annual meeting.
April 9, 2024 Flowers Foods, Inc. 1919 Flowers Circle Thomasville, Georgia 31757 By order of the Board of Directors, Stephanie B. Tillman Chief Legal Counsel and Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 23, 2024:
Flowers Foods, Inc.’s 2024 proxy statement and 2023 annual report are available at www.proxyvote.com.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	3

2	Letter from Our Chairman and Chief Executive Officer
3	Notice of 2024 Annual Meeting of Shareholders
5	Proxy Summary
11	Letter from Our Independent Presiding Director
12	Proposal I Election of Directors
13	Skills and Experience of Our Director-Nominees
14	Board Demographics
15	Director-Nominees
21	Director Independence
22	Corporate Governance
22	Overview
23	Board Leadership Structure
24	Director Nomination Process
24	Risk Management Oversight
25	ESG Oversight
26	The Board and its Committees
29	Relationships Among Certain Directors
29	Attendance at Annual Meetings
29	Communicating with the Board
29	Transactions with Management and Others
30	Director Compensation
34	Share Ownership
34	Security Ownership of Certain Beneficial Owners and Management
36	Delinquent Section 16(a) Reports
37	Proposal II Advisory Vote to Approve Named Executive Officer Compensation
39	Executive Compensation
39	Compensation Discussion and Analysis
52	Compensation Committee Interlocks and Insider Participation
52	Compensation Committee Report
53	Compensation Tables
58	Potential Payments Upon Termination or Change of Control
61	Pay Ratio Disclosure
62	Pay Versus Performance
66	Proposal III Ratification of Appointment of Independent Registered Public Accounting Firm
66	Fiscal 2023 and Fiscal 2022 Audit Firm Fee Summary
67	Audit Committee Report
70	Additional Information
70	Questions and Answers about the Annual Meeting and Voting
74	2025 Shareholder Proposals
74	Delivery of Proxy Materials to Households
A-1	Appendix A Non-GAAP Financial Measures

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	4

PROXY SUMMARY
This summary highlights certain information in this proxy statement. We recommend that you carefully review the entire proxy statement before voting.
2024 Annual Meeting of Shareholders
•
Date and Time: Thursday, May 23, 2024 at 11:00 a.m., Eastern Time

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Location: www.virtualshareholdermeeting.com/FLO2024

•
Record Date: March 19, 2024

Voting Matters and Board Recommendations
Proposal	Board Recommendation	Page Reference (For More Detail)
Election of 12 Director-Nominees	FOR each Director-Nominee	12
Advisory Vote to Approve Named Executive Officer (“Named Executive”) Compensation	FOR	37
Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	66
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	5

Proxy Summary
Business Highlights
Our Strategic Priorities

Develop Our Team Invest in our team to drive portfolio optimization through brand growth, innovation and enhanced capabilities	Focus on Brands Pursue targeted innovation and marketing to enhance relevancy and opportunistically grow share	Prioritize Margins Orienting asset base to higher margin products, reducing network complexity and enhancing profitability	Pursue Smart M&A Pursue disciplined, strategic M&A in grain-based foods that enhance portfolio, margin profile, and broaden geographic reach
Long-Term Goals
GROW SALES BY	GROW EBITDA BY	GROW EARNINGS PER SHARE BY
1% to 2%	4% to 6%	7% to 9%
annually	annually	annually
(excluding any future acquisitions)	(excluding any future acquisitions) The company defines EBITDA as earnings before interest, taxes, depreciation and amortization.	(includes potential impact of future acquisitions and share repurchases)
Financial Highlights from the 52-Week Fiscal 2023
SALES	DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE*

$5.091B	$0.58	$1.20
NET INCOME	ADJUSTED NET INCOME*	ADJUSTED EBITDA*

$123.4M	$256.3M	$501.7M

*
Adjusted diluted earnings per share, adjusted net income and adjusted EBITDA differ from the measures reported under U.S. generally accepted accounting principles (“GAAP”). See Appendix A for definitions and a reconciliation of non-GAAP financial measures to the nearest financial measure reported under GAAP. Earnings are net income.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	6

Proxy Summary
Corporate Responsibility
At Flowers Foods, we recognize our responsibility to uphold the company’s founding values, which for more than 100 years have centered on working ethically, responsibly, and with integrity. We actively seek opportunities to make a positive difference for our team, consumers, environment, and the communities we serve.
Our primary areas of focus are climate/energy, logistics, water, and waste; worker health and safety; diversity, equity and inclusion; food safety and quality; health and wellness; and charitable giving and volunteerism.
Our most recent Corporate Responsibility Report provides details about our efforts and is available at www.flowersfoods.com/corporate-responsibility.
Under our ESG oversight structure, the board of directors retains ultimate oversight of the company’s ESG and Corporate Responsibility-related risks and priorities and delegates to its committees oversight of various ESG-related topics, as reflected in the committee charters.
In connection with our strong founding values, management — at the direction and subject to the oversight of our board of directors and its committees — oversees the prioritization of ESG topics that impact our business and stakeholders and the focus of our Corporate Responsibility strategy and reporting. For more information relating to ESG oversight, please see “Corporate Governance — ESG Oversight.”
Corporate Governance Highlights
Independence	• 11 of 12 director-nominees are independent • Independent presiding director • Fully independent board committees
Board Accountability	• Annual election of directors • Majority voting standard in uncontested election of directors • Shareholder ability to act by written consent and call special meeting
Board Evaluation and Effectiveness	• Annual board and committee self-evaluations • Annual independent director evaluation of the CEO
Board Refreshment
•
Balance of new and experienced directors, with tenure of independent director-nominees averaging 9.2 years

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Added 5 new independent directors since the beginning of 2020

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Average age of independent director-nominees is 65.5 years

Director Engagement	• Corporate governance guidelines limit director membership on other public company boards • Shareholder ability to contact directors
Director Access
•
Significant interaction with senior management team through regular business reviews and board presentations

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Directors have access to senior management and other employees

•
Directors have the ability to hire outside experts and consultants as they deem necessary

Clawback and Anti- Hedging Policies	• Multiple clawback policies for incentive compensation • Anti-hedging policy for executives and outside directors
Share Ownership
•
Robust stock ownership guidelines for directors and executive officers

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CEO required to hold shares equivalent to 6x base salary

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Other executive officers are required to hold shares equivalent to 3x to 1x base salary based on salary grade

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Non-employee directors required to hold shares equivalent to 6x the annual board retainer

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	7

Proxy Summary
Director-Nominees
Name	Age	Director Since	Independent	Committee Memberships
A. Ryals McMullian Chairman and Chief Executive Officer of Flowers Foods, Inc.	54	2019	No	—
Thomas C. Chubb, III Chairman, Chief Executive Officer and President of Oxford Industries, Inc.	60	2020	Yes	• Compensation and Human Capital Committee • Nominating/Corporate Governance Committee (Chair)
Edward J. Casey, Jr. Former Executive Chairman of J&J Worldwide Services, Inc.	66	2020	Yes	• Compensation and Human Capital Committee • Nominating/Corporate Governance Committee
George E. Deese Retired Chairman and Chief Executive Officer of Flowers Foods, Inc.	78	2004	Yes	—
Rhonda O. Gass Vice President and Chief Information Officer of Stanley Black & Decker, Inc.	60	2016	Yes	• Audit Committee • Finance Committee
Brigitte H. King Global Chief Digital Officer of Colgate-Palmolive Company	54	2023	Yes	• Audit Committee • Finance Committee
Margaret G. Lewis Former President of Hospital Corporation of America’s Capital Division	70	2014	Yes	• Compensation and Human Capital Committee (Chair) • Nominating/Corporate Governance Committee
W. Jameson McFadden CEO and Senior Portfolio Manager of Wellington Shields & Co.	42	2021	Yes	• Audit Committee • Finance Committee
Joanne D. Smith Executive Vice President & Chief People Officer of Delta Air Lines, Inc.	65	2023	Yes	• Audit Committee • Finance Committee
James T. Spear Retired Executive Vice President and Chief Financial Officer of Cadence Health	69	2015	Yes	• Audit Committee (Chair) • Finance Committee
Melvin T. Stith, Ph.D. Former Interim President, Norfolk State University; Dean Emeritus, Whitman School of Management, Syracuse University	77	2004	Yes	• Compensation and Human Capital Committee • Nominating/Corporate Governance Committee
C. Martin Wood III Partner of Wood Associates; Retired Senior Vice President and Chief Financial Officer of Flowers Foods, Inc.	80	2001	Yes	• Audit Committee • Finance Committee (Chair)
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	8

Proxy Summary
2023 Executive Compensation
Summary of Our Compensation Practices
Practices We Have Adopted	Practices We Do Not Engage In

Pay evaluated with reference to a reasonable range around the size-adjusted 50th percentile of market data

Long-term incentives that are primarily performance-based for Named Executives
Multiple performance measures used in incentive plans
Capped incentive payouts
Clawback policies
Stock ownership guidelines for executives and outside directors and share retention requirements for executives
Moderate change of control severance arrangements
Double-trigger equity vesting upon a change of control
Annual review of tally sheets by the compensation and human capital committee
Incentives that are risk-mitigated through plan design and administration
Compensation and human capital committee comprised solely of independent directors
Independent compensation consultant who reports directly to the compensation and human capital committee
Anti-hedging policy for executives and outside directors

Employment agreements

Dividend equivalents on unearned performance-based restricted stock units
Income tax gross-ups
Excise tax gross-ups on change of control severance
Backdating or repricing of stock options
Pension credited service for years not worked
Significant employee/director perquisites

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	9

Proxy Summary
Mix of Compensation Opportunity
The objectives of our executive compensation program are accomplished through a balance of pay components that are competitive with market practice and place considerable emphasis on performance-based compensation. The information below should be read in connection with the explanatory information under “Executive Compensation — Executive Compensation Generally — Mix of Compensation Opportunity,” and is qualified in its entirety by reference to such information.
2023 EXECUTIVE TOTAL COMPENSATION MIX*
*
Amounts in the pie charts above were determined based on year-end base salary rate, target annual incentive award value annualized based on the target annual incentive percentage opportunity as of year end, and target long-term incentive award value.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	10

LETTER FROM OUR INDEPENDENT PRESIDING DIRECTOR

Dear Fellow Shareholders:
On behalf of the board of directors, thank you for your investment and confidence in Flowers Foods. It is a privilege to serve as your independent presiding director and to work closely with the chairman and my fellow board members as we execute our fiduciary responsibilities to you, our shareholders. Despite the challenging economic and inflationary environment, resulting in a continued shift toward private label products, 2023 was a productive year for the company. Overall, our brands performed well, gaining share and demonstrating our ability to meet consumer preferences.
Although we expect 2024 to bring its own set of challenges to the industry and our company, the board of directors is confident that Flowers will continue to deliver strong performance within the context of category headwinds.
Additionally, as our company evolves, so does our board. Upon George Deese’s retirement from his role as non-executive chairman in May 2023, the board elected to combine the company’s chief executive officer and board chair roles. We could not be more pleased with the progress Flowers has made under Ryals’ leadership. As chairman, Ryals serves as a bridge between the board of directors and management, providing our board with strong leadership and firsthand knowledge of management’s execution of our strategic priorities. We are confident that Ryals is the right leader to strengthen our competitive position, deliver results and enhance shareholder value.
In 2023, we also welcomed two new directors to the board — Brigitte King, global chief digital officer at Colgate-Palmolive Company, and Joanne Smith, executive vice president and chief people officer at Delta Air Lines. Brigitte and Joanne each bring valuable skills, experience and perspective to the board and add significant support for two of our four strategic priorities: focusing on our brands and developing our team.
Our executive compensation program aligns our executives’ interests with those of our shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. Our board and the compensation and human capital committee remain committed to our pay-for-performance philosophy.
Our board of directors is dedicated to serving your interests in 2024 and beyond. Thank you for your continued support of Flowers Foods.
Thomas C. Chubb, III
Independent Presiding Director

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	11

PROPOSAL I Election of Directors
The following nominees are proposed for election as directors to serve until the 2025 annual meeting of shareholders:
•
A. Ryals McMullian

•
Edward J. Casey, Jr.

•
Thomas C. Chubb, III

•
George E. Deese

•
Rhonda O. Gass

•
Brigitte H. King

•
Margaret G. Lewis

•
W. Jameson McFadden

•
Joanne D. Smith

•
James T. Spear

•
Melvin T. Stith, Ph.D.

•
C. Martin Wood III

Unless instructed otherwise, the proxies will be voted for the election of the director-nominees named above to serve for the terms indicated or until their successors are elected and have been duly qualified. If any nominee is unable to serve, proxies may be voted for a substitute nominee selected by the board of directors. However, the board of directors has no reason to believe that any nominee will not be able to serve if elected.
Vote Required
Each of the 12 nominees for director who receive a majority of the votes cast at the meeting in person or by proxy will be elected (meaning the number of shares voted “for” a director-nominee must exceed the number of shares voted “against” that director-nominee), subject to the board of directors’ existing policy regarding resignations by directors who do not receive a majority of “for” votes, which is described in our corporate governance guidelines.
Your board of directors unanimously recommends that you vote“FOR” each of the above-named director-nominees.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	12

PROPOSAL I Election of Directors
Skills and Experience of our Director-Nominees
The nominating/corporate governance committee works with the board of directors to determine the appropriate mix of skills and experience of board members that can be leveraged for the benefit of the company and its shareholders. The board of directors seeks to collectively hold a broad range of professional and educational backgrounds to maintain a board that is strong in its collective knowledge. While the board of directors considers deep and diverse experience to be a strength of the board, we consider the following skills and experiences to be particularly valuable to support the oversight and execution of our corporate strategy and fulfill board duties and responsibilities:
• Business Operations Leadership • Food or Consumer Products Industry • Accounting & Finance • M&A	• Public Company Board / Corporate Governance • Brand Management & Sales • Innovation & Technology • Human Capital Management
The following matrix summarizes the key skills and experience that our director-nominees bring to the board of directors. This matrix is a high-level summary of particularly notable areas of expertise and does not represent an exhaustive list of skills and experiences of our director-nominees or qualifications considered by the nominating/corporate governance committee.
Skills and Experience	MCMULLIAN	CASEY	CHUBB	DEESE	GASS	KING	LEWIS	MCFADDEN	SMITH	SPEAR	STITH	WOOD
Business Operations Leadership
Food or Consumer Products Industry
Accounting & Finance
M&A
Public Company Board / Corporate Governance
Brand Management & Sales
Innovation & Technology
Human Capital Management
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	13

PROPOSAL I Election of Directors
Board Demographics
Our director-nominees bring a mix of fresh perspectives and deep understanding of the company and industry to the board of directors, with six of our director-nominees having a tenure on our board of less than five years. Additionally, a third of our director-nominees are women, one of our director-nominees is ethnically diverse, and 11 of our 12 director-nominees are independent.
The following matrix summarizes certain diversity attributes of our 12 director-nominees, based on the director-nominees’ self-identification:
	Female	Male	Non-binary	Did not disclose gender
Part I: Gender Identity
Directors	4	8	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	14

PROPOSAL I Election of Directors
Director-Nominees
The board of directors currently consists of 12 directors whose terms expire at the 2024 annual meeting of shareholders. Based on the recommendation of the nominating/corporate governance committee, the board has nominated the 12 current directors for election at the annual meeting. Each of the director-nominees was elected by shareholders at the 2023 annual meeting of shareholders, other than Mses. King and Smith who were elected to the board after the meeting. The following biographies provide information on each of our director-nominees, including professional experience, highlights and qualifications, and other public board service.
A. RYALS MCMULLIAN	Chairman
Chairman and Chief Executive Officer of Flowers Foods, Inc. Age 54 Director since 2019 Board Committees • None
Professional Experience
•
Flowers Foods, Inc. (2003 – present)

•
Chairman and Chief Executive Officer (May 2023 – present)

•
President and Chief Executive Officer (May 2019 – May 2023)

•
Chief Operating Officer (June 2018 – May 2019)

•
Chief Strategy Officer (May 2017 – June 2018)

•
Vice President of M&A and Deputy General Counsel (2015 – 2017)

•
Various legal roles

Other Public Boards
•
None

Director Highlights & Qualifications
As our chairman and chief executive officer, Mr. McMullian provides the board with strategic and operational leadership experience and critical perspective on the company and industry. Mr. McMullian has extensive M&A experience and led the acquisition of two of the company’s top brands, Dave’s Killer Bread and Canyon Bakehouse. Additionally, Mr. McMullian provides key insights on corporate governance and the legal and regulatory environment in which we operate, gained through his previous roles in the company’s legal department and at Jones Day, a global law firm.

THOMAS C. CHUBB, III	Independent Presiding Director

Chairman, Chief Executive Officer and President of Oxford Industries, Inc.
Age 60
Director since 2020
Board Committees
•
Compensation and Human Capital Committee

•
Nominating/Corporate Governance Committee (Chair)

Professional Experience
•
Oxford Industries, Inc. (1988 – present)

•
Chairman, Chief Executive Officer and President (2015 – present)

•
Chief Executive Officer and President (2013 – 2015)

•
President (2009 – 2013)

•
Executive Vice President (2004 – 2009)

•
Vice President, General Counsel, and Secretary (1999 – 2004)

•
Various roles

Other Public Boards
•
Oxford Industries, Inc. (NYSE) (2012 – present; Chairman since 2015)

Director Highlights & Qualifications
Our board benefits from Mr. Chubb’s significant public company leadership experience in the consumer products space, including his experience in leading Oxford Industries, Inc. through its transformation from a domestic private label manufacturing company into a leading branded lifestyle apparel company. Mr. Chubb also provides key insights on M&A, corporate governance, sales and brand management, and human capital management from his various roles and more than three decades of service at Oxford Industries.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	15

PROPOSAL I Election of Directors
EDWARD J. CASEY, JR.	Independent Director
Former Executive Chairman of J&J Worldwide Services, Inc. Age 66 Director since 2020 Board Committees • Compensation and Human Capital Committee • Nominating/Corporate Governance Committee
Professional Experience
•
J&J Worldwide Services, Inc.

•
Former Executive Chairman of the Board of Directors (March 2022 – February 2024)

•
IDEMIA

•
Chief Executive Officer of North American business (January 2018 – February 2021)

•
Secro Group plc

•
Acting Chief Executive Officer and Chief Operating Officer (2013 – 2017)

•
Chairman and Chief Executive Officer of North American business (2005 – 2013)

Other Public Boards
•
Talen Energy (NYSE) (2015 – 2016)

•
Serco Group plc (LSE) (2013 – 2017)

Director Highlights & Qualifications
Mr. Casey brings significant executive leadership and public company experience to the board of directors based on various c-suite leadership roles and service on other public company boards, including his recent role as Executive Chairman of J&J Worldwide Services, Inc., a provider of mission essential support services to US DOD military bases and other governmental facilities, which was acquired by CBRE Group in February 2024. Additionally, he contributes valuable insights gained from his experience in the technology industry as chief executive officer of IDEMIA North America, a global leader in identity and digital security technologies, and as a director of Tyto Athene, LLC, a provider of IT modernization services.

GEORGE E. DEESE	Independent Director
Retired Chairman and Chief Executive Officer of Flowers Foods, Inc. Age 78 Director since 2004 Board Committees • None
Professional Experience
•
Flowers Foods, Inc.

•
Non-Executive Chairman
(January 2015 – May 2023)

•
Executive Chairman (May 2013 – December 2014)

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Chief Executive Officer (January 2004 – May 2013)

•
President and Chief Operating Officer (May 2002 – January 2004)

•
President and Chief Operating Officer of Flowers Bakeries (1983 – May 2002)

Other Public Boards
•
None

Director Highlights & Qualifications
Mr. Deese brings extensive operational, food industry and M&A experience to the board of directors from his more than 50-year career with the company and leadership positions with industry groups, including the Grocery Manufacturers of America, American Bakers Association and Quality Bakers of America. During his tenure as chief executive officer and executive chairman of the company, Mr. Deese drove significant revenue growth and shareholder value, primarily through M&A, geographic expansion and the development and growth of the Nature’s Own brand.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	16

PROPOSAL I Election of Directors
RHONDA O. GASS	Independent Director
Vice President and Chief Information Officer of Stanley Black & Decker, Inc. Age 60 Director since 2016 Board Committees • Audit Committee • Finance Committee
Professional Experience
•
Stanley Black & Decker, Inc.

•
Vice President and Chief Information Officer (2012 – present)

•
Dell (2001 – 2012)

•
Vice President of Strategy, Technology, and Governance

•
Various positions of increasing scope and responsibility

Other Public Boards
•
W.P. Carey Inc. (NYSE) (March 2024 – present)

Director Highlights & Qualifications
As the chief information officer for Stanley Black & Decker, Inc., a manufacturer of industrial tools and household hardware, Ms. Gass brings valuable information technology expertise and strong leadership and transformation experience to the board of directors. In her current role, Ms. Gass is responsible for comprehensive and cross business unit IT strategy, delivery and support, and security infrastructure, and also leads functional transformation activities, focusing on effectiveness and efficiency. Ms. Gass also provides the board with insights on the consumer products industry gained from her time at Stanley Black & Decker.

BRIGITTE H. KING	Independent Director
Global Chief Digital Officer of Colgate-Palmolive Company Age 54 Director since 2023 Board Committees • Audit Committee • Finance Committee
Professional Experience
•
Colgate-Palmolive Company

•
Global Chief Digital Officer (May 2020 – present)

•
PVH Corp.

•
Chief Consumer Officer / EVP Digital Commerce (April 2019 – May 2020)

•
L’Oreal

•
Chief Consumer Officer (July 2017 – March 2019)

•
Various consumer marketing management roles

Other Public Boards
•
None

Director Highlights & Qualifications
Ms. King brings strong consumer products industry experience to the board of directors from her work across multiple consumer products companies, including Colgate-Palmolive Company, PVH Corp., and L’Oreal. She also provides the board with valuable insights from her senior roles in various areas of brand management, including product insights, innovation, marketing, media, digital and ecommerce.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	17

PROPOSAL I Election of Directors
MARGARET G. LEWIS	Independent Director

Former President of Hospital Corporation of America’s Capital Division
Age 70
Director since 2014
Board Committees
•
Compensation and Human Capital Committee (Chair)

•
Nominating/Corporate Governance Committee

Professional Experience
•
HCA Healthcare (1976 – 2013)

•
President of Capital Division (2004 – 2013)

•
Chief Executive Officer of CJW Medical Center (2001 – 2004)

•
Chief Operating Officer of CJW Medical Center

•
Chief Nursing Officer of Richmond Division

•
Various positions in nursing management and quality management

Other Public Boards
•
W.P. Carey Inc. (NYSE) (2017 – present)

•
Chair of Nominating & Corporate Governance Committee

Director Highlights & Qualifications
Ms. Lewis brings valuable insights to our board based on her executive leadership experience and her service on other public company boards. Ms. Lewis has extensive experience in executive decision-making and human capital management, gained through various leadership roles at HCA Healthcare.

W. JAMESON MCFADDEN	Independent Director
Chief Executive Officer and Senior Portfolio Manager of Wellington Shields & Co. Age 42 Director since 2021 Board Committees • Audit Committee • Finance Committee
Professional Experience
•
Wellington Shields & Co.

•
Chief Executive Officer and Senior Portfolio Manager (January 2023 – present)

•
President and Senior Portfolio Manager (January 2017 – December 2022)

•
Research Analyst

•
Blue Quail Wines

•
Director of Sales and Marketing (June 2010 – present)

Other Public Boards
•
None

Director Highlights & Qualifications
As chief executive officer of Wellington Shields & Co., a dual-registered broker dealer and investment advisor with over $3 billion in assets under management, Mr. McFadden brings executive experience and financial and capital markets expertise to the board of directors. He also provides valuable insights on sales and brand management in the food and beverage industry based on his experience as head of sales and distribution for Blue Quail wine, a California winery.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	18

PROPOSAL I Election of Directors
JOANNE D. SMITH		Independent Director
Executive Vice President & Chief People Officer of Delta Air Lines, Inc. Age 65 Director since 2023 Board Committees • Audit Committee • Finance Committee	Professional Experience • Delta Air Lines, Inc. • Executive Vice President & Chief People Officer (2014 – present) • Various product development and marketing roles Other Public Boards • None
Director Highlights & Qualifications
As the executive vice president and chief people officer of Delta Air Lines, Inc., an international airline company, where she oversees talent management and development, recruitment, HR service delivery, diversity and inclusion, and HR policies and programs, Ms. Smith brings valuable human capital management experience to the board of directors. Additionally, Ms. Smith provides the board with extensive brand management and sales experience gained through senior level sales and marketing roles throughout her career.

JAMES T. SPEAR	Independent Director
Retired Executive Vice President and Chief Financial Officer of Cadence Health Age 69 Director since 2015 Board Committees • Audit Committee (Chair) • Finance Committee
Professional Experience
•
Self-Employed Independent Advisor (2012 – 2022)

•
Cadence Health

•
Executive Vice President & Chief Financial Officer (2006 – 2012)

•
Keebler Foods Company

•
Vice President Finance (1992 – 2001)

Other Public Boards
•
None

Director Highlights & Qualifications
As a former CPA and CMA, Mr. Spear brings critical finance and accounting expertise to the board of directors. Mr. Spear also contributes substantial market facing, capital markets, M&A and food industry experience, gained through service in senior financial roles, including at Keebler Foods and Cadence Health. While at Keebler, Mr. Spear was part of the executive team that led a significant turn-around, completed an IPO, and operated the company until its acquisition by Kellogg. Mr. Spear also provides valuable insights on compliance and risk oversight from his experience as an independent advisor and his service on various private company and non-profit boards.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	19

PROPOSAL I Election of Directors
MELVIN T. STITH, PH.D.	Independent Director

Former Interim President, Norfolk State University; Dean Emeritus, Whitman School of Management, Syracuse University
Age 77
Director since 2004
Board Committees
•
Compensation and Human Capital Committee

•
Nominating/Corporate Governance Committee

Professional Experience
•
Norfolk State University

•
Interim President (2006 – 2012)

•
Syracuse University, Whitman School of Management

•
Dean Emeritus

•
Dean (2005 – 2013)

•
Professor of Marketing (2013 – 2005)

•
Florida State University (1987 – 2005)

•
Dean, College of Business

•
Jim Moran Professor of Business Administration

•
Chair, Department of Marketing

Other Public Boards
•
Aflac Incorporated (NYSE) (2012 – May 2022)

•
Synovus Financial Corp. (NYSE) (1998 – April 2019)

•
Keebler Foods Company (NYSE) (1999 – 2001)

Director Highlights & Qualifications
Dr. Stith brings significant sales and brand management experience to the board of directors, gained through his career in marketing education. Dr. Stith also provides the board with a broad understanding of corporate governance issues from his board service to other public companies. Additionally, Dr. Stith brings a unique academic perspective to the board of directors.

C. MARTIN WOOD III	Independent Director

Partner of Wood Associates; Retired Senior Vice President and Chief Financial Officer of Flowers Foods, Inc.
Age 80
Director since 2001
Board Committees
•
Audit Committee

•
Finance Committee (Chair)

Professional Experience
•
Wood Associates

•
Partner (January 2000 – present)

•
Flowers Industries, Inc. (1970 – 2000)

•
Senior Vice President and Chief Financial Officer (1978 – January 2000)

•
Various management roles

Other Public Boards
•
None

Director Highlights & Qualifications
Mr. Wood brings financial and capital markets expertise to the board of directors based on his experience as chief financial officer of the company and as an investment advisor at Wood Associates. Mr. Wood also brings significant M&A experience to the board from his involvement in more than 60 transactions during his tenure as the company’s chief financial officer. Additionally, Mr. Wood contributes valuable insights on the industry and company history from his more than 50 years of service to the company as an executive and director.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	20

PROPOSAL I Election of Directors
Director Independence
Pursuant to our corporate governance guidelines, the nominating/corporate governance committee and the board of directors are required to annually review the independence of each director and director-nominee. During this review, transactions and relationships among each director and director-nominee or any member of his or her immediate family and the company are considered, including, among others, all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships and those reported in this proxy statement under “Corporate Governance — Transactions with Management and Others.” In addition, transactions and relationships among directors or director-nominees or their affiliates and members of senior management and their affiliates are examined.
The purpose of this annual review is to determine whether each director and director-nominee meets the applicable criteria for independence in accordance with the SEC rules and regulations, New York Stock Exchange (“NYSE”) rules and our corporate governance guidelines. Only those directors who meet the applicable criteria for independence and the board of directors affirmatively determines to have no direct or indirect material relationship with the company are considered independent directors.
The nominating/corporate governance committee and the board of directors conducted the required annual independence review in February 2024.
Upon the recommendation of the nominating/corporate governance committee, the board of directors affirmatively determined that a majority of our directors and director-nominees are independent of the company and its management as required by the SEC rules and regulations, NYSE rules and our corporate governance guidelines. Messrs. Casey, Chubb, Deese, McFadden, Spear, and Wood, Dr. Stith and Mses. Gass, King, Lewis and Smith are independent directors and all are independent director-nominees. Mr. McMullian is an inside director because he is currently the chief executive officer of the company. In determining the independence of Mr. Deese, the board of directors considered the employment by the company of his family members. Each director and director-nominee abstained from voting on his or her own independence.
Additionally, Benjamin H. Griswold, IV was an independent director prior to his retirement, effective at the 2023 annual meeting of shareholders. Terry S. Thomas was an independent director prior to his resignation from the board of directors, effective August 31, 2023, in connection with his appointment as an executive officer.
Additional guidelines apply to the members of the compensation and human capital committee and audit committee under the SEC rules and regulations and NYSE rules.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	21

CORPORATE GOVERNANCE
Overview
We believe that good corporate governance is essential to ensure that the company is effectively managed for the long-term benefit of our shareholders. We routinely review our corporate governance policies and practices in light of the legal and regulatory environment, the policies and practices of other publicly-held companies, and input from investors, governance advisors, and other stakeholders.
You can access the full text of our corporate governance documents, including our Corporate Governance Guidelines, board committee charters, Code of Business Conduct and Ethics for Officers and Members of the Board of Directors, Stock Ownership Guidelines, and Flowers Foods, Inc. Employee Code of Conduct on our website at www.flowersfoods.com by clicking on the “INVESTORS” tab and selecting “CORPORATE GOVERNANCE.” You can also receive a copy of these documents by writing to Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, Georgia 31757, Attention: Compliance Department.
Some highlights of our corporate governance framework include:

•
11 out of 12 director-nominees are independent

•
Annual election of directors

•
Majority voting standard in uncontested director elections

•
Independent presiding director

•
Independent directors regularly meet in executive session

•
Fully independent board committees

•
“Overboarding” limits

•
Robust stock ownership guidelines for non-employee directors and executive officers

•
Multiple clawback policies that require or allow for recoupment of incentives in certain situations

•
Shareholder ability to act by written consent and call a special meeting

•
Annual shareholder ratification of independent auditors

•
Board orientation and continuing education program for directors

•
Annual board and committee self-evaluations

•
Annual independent director evaluation of the CEO

•
Anti-hedging policy for executives and outside directors

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	22

CORPORATE GOVERNANCE
Board Leadership Structure
The board of director’s current leadership structure consists of a chairman and an independent presiding director.
Chairman A. Ryals McMullian	Independent Presiding Director Thomas C. Chubb, III

The chairman:
•
Provides overall leadership

•
Presides over meetings of the board

•
Sets strategic priorities for the board

•
Serves as the liaison between the board of directors and management

The presiding director:
•
Presides over executive sessions in which non-independent directors and other members of management do not participate

•
Serves as the liaison between the chairman and the independent, non-management directors of the company

•
Approves information sent by the company to directors

•
Reviews and approves meeting agendas and schedules for the board of directors

•
Calls meetings of the independent, non-management directors

•
Is available for consultation and director communication with shareholders

In 2023, the board of directors combined the roles of chairman and chief executive officer and elected Mr. McMullian to the role of chairman, effective immediately following the 2023 annual meeting of shareholders. In making the decision to combine the roles of chairman and chief executive officer, the board considered a variety of factors, including our business needs and strategic priorities, the composition of the board, the independent committee composition and leadership, the meaningful responsibilities of the presiding director, and corporate governance trends in our industry.
The board continues to believe that it is in the best interests of the company and its shareholders for Mr. McMullian to serve as both chairman and chief executive officer. Combining these roles enables Mr. McMullian to leverage his strong leadership and deep understanding of the company and its operations to effectively execute our strategic initiatives and serve as a bridge between the board of directors and management.
Pursuant to our corporate governance guidelines, the board of directors established the role of independent presiding director. In 2023, the board elected Mr. Chubb to serve as presiding director, effective immediately following the 2023 annual meeting of shareholders. As presiding director, Mr. Chubb has significant authority, including the responsibilities listed above.
With a supermajority of independent directors, committees comprised entirely of independent directors, and an independent presiding director to oversee all meetings of the independent directors, the board of directors believes its leadership structure best serves the long-term interests of the company and its shareholders by providing an appropriate balance between effective independent oversight and consistent leadership to drive execution of our corporate strategy. The board of directors annually reviews its leadership structure to ensure that it remains the optimal structure for the company and its shareholders.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	23

CORPORATE GOVERNANCE
Director Nomination Process
The nominating/corporate governance committee is responsible for evaluating the qualifications of director candidates and recommending director-nominees for approval by our board of directors.
Identifying New Candidates
The nominating/corporate governance committee is always seeking to identify potential candidates for our board in the event a vacancy arises and considers director candidates recommended by its members and other directors, as well as management and shareholders. From time to time, the nominating/corporate governance committee may retain a third-party search firm to identify potential director candidates.
A shareholder who wishes to recommend a prospective director-nominee for the nominating/corporate governance committee’s consideration should submit the candidate’s name and qualifications to Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, Georgia 31757, Attention: Chief Legal Counsel. The nominating/corporate governance committee will also consider whether to recommend for nomination any person identified by a shareholder pursuant to the provisions of our bylaws relating to shareholder nominations. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the nominating/corporate governance committee.
Reviewing Candidates
The nominating/corporate governance committee reviews the skills, qualifications and experience of each director-nominee, including incumbent directors. This assessment generally includes a review of the nominee’s judgment, independence, relevant subject matter expertise, integrity, experience with businesses or other organizations of comparable size or industry and any other factors deemed relevant to the current needs of the board of directors, including, among other things, diversity in gender, racial and ethnic background, personal and professional experience, viewpoints, or other demographics. The nominating/corporate governance committee will also consider the assessment of any search firm it has retained and the background information such firm provides on any person it recommends for consideration.
Risk Management Oversight
The board of directors is actively involved in oversight of risks that could affect the company. This oversight is conducted primarily through the audit committee, as described below and in the audit committee charter, but the full board of directors has retained responsibility for general oversight of risks. Specifically, the board of directors is responsible for overseeing, reviewing and monitoring the company’s key risks, and each board committee is responsible for the oversight of specific risk areas relevant to its purpose as provided in the committee charters. The risk oversight responsibility of the board of directors and its committees is enabled by an enterprise risk management (“ERM”) model and process implemented by management that is designed to identify, assess, manage, and mitigate risks. The board of directors satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports to the board of directors directly from management responsible for oversight of particular risks within the company. In addition, each board committee is responsible for the oversight of specific risks, as described above and in each committee’s charter. The company believes that the board’s leadership structure, discussed in detail above, supports the risk oversight function of the board of directors. Strong independent directors chair the various board committees involved with risk oversight, there is open communication between management and directors regarding material risks, and all directors are actively involved in the risk oversight function.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	24

CORPORATE GOVERNANCE
ESG Oversight
Under our ESG oversight structure, the board of directors retains ultimate oversight of the company’s ESG and Corporate Responsibility-related risks and priorities and delegates to the committees oversight of various ESG-related topics, as reflected in the committee charters.
In connection with our strong founding values, management — at the direction and subject to the oversight of our board of directors and its committees — oversees the prioritization of ESG topics that impact our business and stakeholders and the focus of our Corporate Responsibility strategy and reporting. Additionally, our ESG governance framework includes an ESG Executive Committee and ESG Steering Committee as illustrated below.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	25

CORPORATE GOVERNANCE
The Board and its Committees
In accordance with the company’s amended and restated bylaws (the “bylaws”), the board of directors has set the number of directors at 12. The board of directors held seven meetings in fiscal 2023, and no incumbent director attended fewer than 75% of the aggregate of:
•
the total number of meetings of the board of directors held during the period for which he or she has been a director; and

•
the total number of committee meetings held by all committees of the board of directors on which he or she served during the periods that he or she served.

The board of directors has established four standing committees: an audit committee, a nominating/corporate governance committee, a compensation and human capital committee and a finance committee. The board of directors has adopted a written charter for each of these committees, all of which are available on the company’s website at www.flowersfoods.com by clicking on the “INVESTORS” tab and selecting “CORPORATE GOVERNANCE.”
The following table describes the current committee composition and the number of meetings held during fiscal 2023:
 Chair        on Committee
	Audit Committee	Nominating/ Corporate Governance Committee	Compensation and Human Capital Committee	Finance Committee
A. Ryals McMullian
Edward J. Casey, Jr.*
Thomas C. Chubb, III*
George E. Deese*
Rhonda O. Gass*
Brigitte H. King*
Margaret G. Lewis*
W. Jameson McFadden*
Joanne D. Smith*
James T. Spear*
Melvin T. Stith, Ph.D.*
C. Martin Wood III*
NUMBER OF MEETINGS	8	5	5	4

*
Independent Directors

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	26

CORPORATE GOVERNANCE
Audit Committee
Under the terms of its charter, the audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to:
•
the integrity of our financial statements;

•
our compliance with legal and regulatory requirements;

•
the independent registered public accounting firm’s qualifications and independence; and

•
the performance of the company’s internal audit function and the independent registered public accounting firm.

The audit committee’s duties and responsibilities include:
•
overseeing of our financial reporting process on behalf of the board of directors;

•
appointing, retaining, terminating, compensating and overseeing the work of the independent registered public accounting firm employed by the company, which reports directly to the committee, and pre-approving all services to be provided by the independent registered public accounting firm;

•
reviewing and discussing our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm;

•
reviewing the internal audit function’s organization, plans and results and the qualifications, independence, and performance of our independent registered public accounting firm (our internal audit function and its compliance officer report directly to the audit committee);

•
reviewing with management and our independent registered public accounting firm the effectiveness of our internal controls;

•
reviewing with management any material legal matters and the effectiveness of our procedures to ensure compliance with our legal and regulatory responsibilities, including the monitoring of our whistle-blower hotline;

•
discussing guidelines and policies with respect to risk assessment and risk management to assess and oversee the company’s exposure to risk;

•
overseeing the company’s ERM activities, with the full understanding that responsibility for ERM continues to be shared by the entire board of directors and all directors have the authority and obligation to scrutinize the company’s ERM efforts;

•
overseeing the company’s environmental and sustainability initiatives and related disclosures, including risks related to material environmental disclosures and published targets;

•
reviewing and discussing with management the company’s information technology security risk exposures; and

•
overseeing risks related to the duties and responsibilities of the audit committee.

The board of directors has determined that all audit committee members are “independent” under the SEC rules and regulations, NYSE rules and our corporate governance guidelines.
The board of directors has also determined that Mr. Spear and Mr. Wood are audit committee financial experts as defined by the SEC. Each member of the audit committee is financially literate, knowledgeable and qualified to review financial statements.
Nominating/Corporate Governance Committee
Under the terms of its charter, the nominating/corporate governance committee is responsible for considering and making recommendations to the board of directors with regard to the composition and function of the board of directors, and the development and review of our corporate governance guidelines. The nominating/corporate governance committee’s duties and responsibilities include:
•
identifying and screening individuals qualified to become board members;

•
selecting, or recommending that the board of directors select, the director-nominees for our next annual meeting of shareholders;

•
evaluating incumbent directors;

•
evaluating the composition of the board to assess the skills, qualifications and experience of the board as a whole, as well as the skills, qualifications and experience that the board may find valuable in the future, and reviewing its analysis with the board;

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	27

CORPORATE GOVERNANCE
•
developing and recommending corporate governance principles applicable to the company;

•
reviewing possible conflicts of interest of directors and management and making recommendations to prevent, minimize or eliminate such conflicts;

•
making recommendations to the board of directors regarding the independence of each director or director-nominee;

•
reviewing director compensation;

•
reviewing the company’s stock ownership guidelines applicable to non-employee directors and monitoring compliance with such guidelines;

•
overseeing the evaluation of the board of directors;

•
overseeing certain ESG matters, including governance matters, shareholder engagement on ESG initiatives and social matters and community engagement unrelated to human capital management;

•
reviewing board succession planning issues and reporting its findings and recommendations, if any, to the board of directors;

•
reviewing and making recommendations to the board of directors regarding the size of the board of directors;

•
developing, overseeing and periodically reviewing an orientation program for new directors and a continuing education program for current directors; and

•
overseeing risks related to the duties and responsibilities of the nominating/corporate governance committee.

The board of directors has determined that all members of the nominating/corporate governance committee are “independent” under the SEC rules and regulations, NYSE rules and our corporate governance guidelines. For information relating to nomination of directors by shareholders, please see “— Director Nomination Process.”
Compensation and Human Capital Committee
Under the terms of its charter, the compensation and human capital committee is responsible for overseeing the review and determination of executive compensation and the company’s human capital management activities. The compensation and human capital committee’s duties and responsibilities include:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluating our executive officers’ performance in light of these goals and objectives, and setting our executive officers’ compensation levels based on this evaluation and other factors it deems appropriate;

•
making recommendations to the board of directors with respect to executive cash and equity-based incentive compensation plans and all non-qualified incentive plans;

•
administering the company’s equity-based incentive plans and other plans adopted by the board of directors that contemplate administration by the compensation and human capital committee;

•
reviewing and overseeing the administration of any company clawback policies requiring the recoupment of incentive compensation and recommending amendments to any such policies from time to time as appropriate;

•
reviewing and approving employment agreements (if any), severance or retention plans or agreements and any severance or other termination payments proposed with respect to any of our executive officers;

•
overseeing risks related to the duties and responsibilities of the compensation and human capital committee, including reviewing whether the risks associated with our compensation policies and practices are reasonably likely to have a material adverse effect on us;

•
overseeing our human capital management activities, policies, targets, objectives and the disclosure thereof;

•
determining applicable stock ownership guidelines that apply to senior executives and monitoring compliance with such guidelines;

•
reviewing the outcome of each shareholder advisory vote on executive compensation and recommending to the board of directors any action in response thereto; and

•
producing a report on executive compensation for inclusion in our proxy statement for the annual meeting of shareholders.

In February 2024, the compensation and human capital committee completed its annual review of our compensation philosophies and practices with respect to our employees and concluded that the risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	28

CORPORATE GOVERNANCE
The board of directors has determined that all members of the compensation and human capital committee are “independent” under SEC rules and regulations, NYSE rules and our corporate governance guidelines.
The compensation and human capital committee may delegate all or a portion of its duties and responsibilities to a subcommittee comprised of at least two compensation and human capital committee members, subject to applicable law and the company’s governing documents. The compensation and human capital committee may authorize one or more officers of the company to designate employees to receive awards under the company’s 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023) (the “Omnibus Plan”) and to determine the size of such awards, subject to the limitations set forth in the Omnibus Plan. For information regarding the role of executive officers and the compensation and human capital committee’s independent compensation consultant in determining or recommending the amount or form of executive compensation, see “Executive Compensation — Compensation Discussion and Analysis.”
Finance Committee
Under the terms of its charter, the finance committee reviews and makes recommendations with respect to financial matters affecting the company. The finance committee’s duties and responsibilities include:
•
making recommendations to the board of directors with respect to (i) management’s capital expenditure plans and other uses of the company’s cash flows (including the financial impact of stock repurchases, acquisitions and the payment of dividends), (ii) the company’s credit facilities, (iii) commodities hedging and (iv) liquidity matters;

•
making plan design recommendations to the board of directors with respect to the approval, adoption and any significant amendment of all defined benefit and defined contribution retirement plans;

•
recommending to the board of directors appointments to and having oversight over the Fiduciary Oversight Committee; and

•
overseeing risks related to the duties and responsibilities of the finance committee.

Relationships Among Certain Directors
W. Jameson McFadden is the nephew of C. Martin Wood III.
Attendance at Annual Meetings
As set forth in our corporate governance guidelines, directors are expected to adequately prepare for, attend and participate in all meetings of the board of directors and meetings of the committees on which they serve and to attend the company’s annual meeting of shareholders. All of our directors attended the annual meeting of shareholders held virtually on May 25, 2023.
Communicating With the Board
The board of directors will give proper attention to written communications that are submitted by shareholders and other interested parties and will respond if appropriate. Shareholders and other interested parties interested in communicating directly with the board of directors as a group, the independent, non-management directors as a group or any individual director may do so by writing to Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, GA 31757, Attention: Presiding Director. Absent circumstances contemplated by committee charters, the chair of the nominating/corporate governance committee and the presiding director, with the assistance of our chief legal counsel, will monitor and review all correspondence from shareholders and other interested parties and provide copies or summaries of such communications to other directors as they deem appropriate.
Transactions with Management and Others
Chris Mulford, the son-in-law of director George E. Deese, was employed by a company subsidiary throughout fiscal 2023 as a general manager of a bakery. In fiscal 2023, he was paid an aggregate salary and cash bonus and received vested time-based restricted stock units for total compensation of $318,232. Mr. Mulford is not an executive officer of the company.
Additionally, Margaret Ann Marsh, the daughter of Robert Benton, the company’s former executive vice president of network optimization who retired in July 2023, was employed by a company subsidiary throughout fiscal 2023 and serves as Senior Vice President of Safety, Sustainability and Environmental. In fiscal 2023, she was paid an aggregate salary and cash bonus and received vested time-based restricted stock units for total compensation of $272,190. Ms. Marsh is not an executive officer of the company.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	29

CORPORATE GOVERNANCE
Robinson Stubley, the son-in-law of R. Steve Kinsey, the company’s chief financial officer and chief accounting officer, was employed by the company throughout fiscal 2023 as Associate General Counsel I. In fiscal 2023, he was paid an aggregate salary and cash bonus for total compensation of $160,109. Mr. Stubley is not an executive officer of the company.
Any transaction between the company and a related party is disclosed to the nominating/corporate governance committee and then presented to the full board of directors for evaluation and approval. The company’s policies with respect to related party transactions, and any other conflicts of interest, are set forth in our code of business conduct and ethics. Any situation that involves, or may reasonably be expected to involve, a conflict of interest between an executive officer and the company should be disclosed promptly to the chief legal counsel. Any situation that involves, or may reasonably be expected to involve, a conflict of interest between a director and the company should be disclosed promptly to the chairman of the board of directors. The chief legal counsel or chairman of the board of directors, as applicable, will discuss such matters with the nominating/corporate governance committee for evaluation and appropriate resolution, which may include the requested resignation of the director or executive officer.
Each of the transactions set forth above were reviewed and approved by the full board of directors in accordance with the company’s policies.
Director Compensation
Based upon the recommendations of the nominating/corporate governance committee, the board of directors considers and establishes director compensation. An employee of the company who also serves as a director does not receive any additional compensation for serving as a director or as a member or chair of a board committee.
2023 Director Compensation Package
During 2023, the directors’ compensation package for non-employee directors was based on the following principles:
•
a significant portion of director compensation should be aligned with creating and sustaining shareholder value;

•
directors should have an equity interest in the company; and

•
total compensation should be structured to attract and retain a diverse and superior board of directors.

The nominating/corporate governance committee annually reviews the status of director compensation in relation to other comparable companies and other factors it deems appropriate. In 2023, that committee engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to assist it in its assessment of the competitiveness of director compensation. Meridian developed two peer groups of companies comparable to Flowers Foods in size — an industry-specific group and a general industry group — and provided details of the values and designs of the director pay programs at those companies. The nominating/corporate governance committee considered that data, the frequency of expected changes to director pay at Flowers Foods, the expected rate of change in that data and other relevant factors to determine the 2023/2024 program shown below.
As a result of its review, Meridian and the nominating/corporate governance committee recommended, and the board approved, the following changes to the director compensation program at the May 2023 meeting, effective May 25, 2023:
•
The audit committee chair retainer was increased by $2,500 to $25,000;

•
The audit committee member retainer was increased by $2,500 to $10,000;

•
The target value of the annual deferred stock grant to non-employee directors was increased by $10,000 to $155,000; and

•
The presiding director retainer was increased by $5,000 to $25,000.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	30

CORPORATE GOVERNANCE
Cash and Stock Compensation
Given the above principles and market data, the non-employee director compensation package consisted of the following:
COMPENSATION ELEMENT	2023 PROGRAM
Annual Cash Retainer	$100,000(1)
Committee Chair Retainers:
• Audit Committee	$25,000(2)
• Compensation and Human Capital Committee	$20,000
• Nominating/Corporate Governance Committee	$15,000
• Finance Committee	$15,000
Audit Committee Member Retainer	$10,000
Presiding Director Retainer	$25,000
Non-Executive Chairman Retainer	$100,000(3)(4)
Annual Stock Award	$155,000(5)

(1)
Cash retainers may be deferred at the director’s option; see “— Additional Compensation Program Details.”

(2)
Includes audit committee member retainer.

(3)
In addition to base annual cash retainer.

(4)
The non-employee director compensation package included a non-executive chairman retainer while Mr. Deese served as non-executive chairman of the board of directors. However, since Mr. McMullian took over as chairman of the board of directors, there is no one serving in the role of non-executive chairman of the board of directors.

(5)
Generally vests on the date of the company’s 2024 annual meeting of shareholders. Shares granted are computed by dividing $155,000 (or a prorated value for directors who only served a portion of the year) by the closing stock price on the grant date and rounding the shares up to the nearest 10 shares. The value of the award is determined by multiplying the grant date fair value per share by the gross shares granted. In fiscal 2023, this resulted in a grant date fair value of $103,359 for each of Ms. King and Ms. Smith and $155,093 per award for each of the other non-employee directors.

Additional Compensation Program Details
Non-employee directors are eligible to participate in the Omnibus Plan and the Executive Deferred Compensation Plan (the “EDCP”).
The Omnibus Plan provides that a non-employee director may not be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000.
Non-employee directors have the option to convert their annual cash board retainer fees into deferred stock equal in value to the cash payments they would otherwise have received. Such deferred stock vests pro rata over a one-year period based on service. Accumulated dividends are paid upon the delivery of the vested stock.
Non-employee directors may alternatively elect to defer all or any portion of their annual retainers and cash committee fees into an interest-bearing account in the EDCP. Generally, the deferral plus interest is paid to the director upon retirement or termination from the company’s board of directors.
Stock Ownership Guidelines
In order to align the economic interests of directors with those of shareholders, all directors are expected to hold shares of common stock in the company. A non-employee director must own shares of common stock with a value of at least six times the annual cash retainer paid to the non-employee directors. In addition, a non-executive chairman of the board of directors is required to hold six times his or her annual board retainer plus his or her additional cash retainer, and an executive chairman of the board of directors is required to hold six times his or her annual base salary. All direct holdings of our common stock, certain indirect holdings, and all vested and unvested shares of deferred stock are included for purposes of determining compliance. Directors have five years to meet the required guidelines. All non-employee directors with at least five years of service were in compliance with the guidelines as of March 6, 2024.
Other Arrangements
We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board of directors’ meetings and in connection with the performance of their services for the company. Individuals in their service as directors do not
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	31

CORPORATE GOVERNANCE
receive any additional retirement benefits. Any retirement benefits received are due to legacy participation in benefit programs when they were employees of the company.
Fiscal 2023 Director Compensation Table
The following table details compensation to non-employee members of the board of directors for the 2023 fiscal year. Our chief executive officer, Mr. McMullian, served as chairman of the board of directors during the 2023 fiscal year (commencing on May 25, 2023) but did not receive any additional compensation for such service. Mr. Thomas served on the board of directors prior to commencing service as chief growth officer; the compensation that he received for his service as a non-employee director is reported in the “Fiscal 2023 Summary Compensation Table” in the section titled “Executive Compensation — Compensation Tables.”
NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Edward J. Casey, Jr.	100,000	155,093	—	—	255,093
Thomas C. Chubb, III	123,333	155,093	—	—	278,426
George E. Deese(4)	141,667	155,093	—	—	296,760
Rhonda O. Gass	108,958	155,093	10,204	—	274,255
Benjamin H. Griswold, IV(5)	56,250	—	—	—	56,250
Brigitte H. King(6)	25,000	103,359	—	—	128,359
Margaret G. Lewis	120,000	155,093	7,305	—	282,398
W. Jameson McFadden	108,958	155,093	—	—	264,051
Joanne D. Smith(6)	25,000	103,359	—	—	128,359
James T. Spear	123,958	155,093	—	—	279,051
Melvin T. Stith, Ph.D.	100,000	155,093	—	—	255,093
C. Martin Wood III	123,958	155,093	—	—	279,051

(1)
Directors have the option under the Omnibus Plan to convert their annual board of directors’ retainer fees into deferred stock equal in value to the cash payments these directors would have otherwise received. Directors may also elect to defer all or a portion of their annual retainer and cash committee fees, if any, through the EDCP. In 2023, Ms. Gass elected to defer 100% of her committee chair retainer fees into the EDCP. In fiscal 2023, under the Omnibus Plan, Ms. Gass elected to convert 100% of her annual board of directors retainer fees to deferred stock equal in value to the cash payments she would have received. Ms. Gass received 3,479 shares as a result of this deferral election. Such deferred stock vests pro rata over one year from the date of grant and is delivered to the grantee along with accumulated dividends at a designated time selected by the grantee at the date of the grant. The deferred stock is accounted for in accordance with the provisions of Financial Accounting Standards Board (FASB) ASC Topic 718 (ASC 718).

(2)
The stock awards represent the grant date fair value computed in accordance with ASC 718 of deferred stock granted to each non-employee director under the Omnibus Plan in fiscal 2023 (excluding deferred stock received in connection with the deferral of annual retainer fees disclosed in footnote 1). Shares at the grant date are computed by dividing $155,000 (or a prorated value for directors who only served a portion of the year) by the closing stock price on the grant date and rounding the shares up to the nearest 10 shares. The value of the award reported in the table is determined by multiplying the grant date fair value per share by the gross shares granted. In fiscal 2023, this resulted in a grant date fair value of $103,359 for each of Ms. King and Ms. Smith and $155,093 per award for each of the other non-employee directors. Such deferred stock awards generally vest on the date of the company’s 2024 annual meeting of shareholders. The number of shares of deferred stock outstanding (vested and non-vested) and held by each non-employee director as of December 30, 2023 (including deferred stock received in connection with the deferral of annual retainer fees) are as follows:

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	32

CORPORATE GOVERNANCE
NAME	DEFERRED STOCK (#)
Edward J. Casey, Jr.	5,940
Thomas C. Chubb, III	5,940
George E. Deese	5,940
Rhonda O. Gass	45,131
Benjamin H. Griswold, IV	—
Brigitte H. King	4,660
Margaret G. Lewis	5,940
W. Jameson McFadden	5,940
Joanne D. Smith	4,660
James T. Spear	35,325
Melvin T. Stith, Ph.D.	105,022
C. Martin Wood III	5,940

(3)
The company transferred all benefit obligations under the pension plan to a highly rated insurance company on March 4, 2020 in the form of a group annuity contract which began paying benefits on May 1, 2020, and there were therefore no changes in pension value during fiscal 2023 for any of our non-employee directors. The amounts reported in this column represent the portion of earnings under the EDCP that are “above market” for purposes of the applicable disclosure rules.

(4)
Mr. Deese retired from his role as non-executive chairman of the board of directors, effective May 25, 2023, but continued to serve on the board of directors thereafter.

(5)
Mr. Griswold retired from the board of directors, effective May 25, 2023.

(6)
On August 18, 2023, the board of directors elected Mses. King and Smith as directors, effective October 1, 2023.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	33

SHARE OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
Principal Shareholders
The following table lists information regarding the ownership of our common stock by the only non-affiliated individuals, entities or groups known to us to be the beneficial owner of more than 5% of our common stock:
Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(2)	20,148,077	9.54%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055(3)	18,400,645	8.72%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202(4)	11,852,645	5.61%

(1)
Percent of class is based upon the number of shares of Flowers Foods common stock outstanding on March 6, 2024.

(2)
The beneficial ownership reported is based upon a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Schedule 13G/A indicates that The Vanguard Group has sole dispositive power as to 19,872,649 shares, sole voting power as to zero shares, shared voting power as to 68,878 shares and shared dispositive power as to 275,428 shares.

(3)
The beneficial ownership reported is based upon a Schedule 13G/A filed by BlackRock, Inc. on January 25, 2024. The Schedule 13G/A indicates that BlackRock, Inc. has sole dispositive power as to all shares reported and sole voting power as to 17,925,112 shares.

(4)
The beneficial ownership reported is based upon a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 14, 2024. The Schedule 13G/A indicates that T. Rowe Price Associates, Inc. has sole dispositive power as to all shares reported and sole voting power as to 4,836,955 shares.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	34

SHARE OWNERSHIP
Share Ownership of Certain Executive Officers and Directors
The following table lists information as of March 6, 2024 regarding the number of shares owned by each director and each executive officer listed on the Fiscal 2023 Summary Compensation Table included later in this proxy statement and by all of our directors and executive officers as a group. The address of each person in the table is Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, Georgia 31757 unless otherwise indicated.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Edward J. Casey, Jr.	20,280(2)	*
Thomas C. Chubb, III	35,301(3)	*
George E. Deese	3,069,626(4)	1.45%
Rhonda O. Gass	53,509(5)	*
Brigitte H. King	3,883(6)	*
R. Steve Kinsey	453,920	*
Margaret G. Lewis	72,434(7)	*
W. Jameson McFadden	8,988,085(8)	4.26%
A. Ryals McMullian	1,227,403(9)	*
Joanne D. Smith	4,623(10)	*
James T. Spear	96,317(11)	*
Melvin T. Stith, Ph.D.	151,044(12)	*
Terry S. Thomas	79,317	*
Stephanie B. Tillman	50,104(13)	*
Heeth Varnedoe IV	51,144	*
D. Keith Wheeler	120,254	*
C. Martin Wood III	10,102,570(14)	4.78%
All Directors and Executive Officers as a Group (17 persons)	24,119,430(15)	11.42%

*
Represents beneficial ownership of less than 1% of Flowers Foods common stock.

(1)
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his or her name.

(2)
Includes 4,950 shares of deferred stock, which would be distributed to Mr. Casey if he had separated his service from the company on March 6, 2024.

(3)
Includes 4,950 shares of deferred stock, which would be distributed to Mr. Chubb if he had separated his service from the company on March 6, 2024.

(4)
Includes (i) 50,301 shares owned by the spouse of Mr. Deese, as to which shares Mr. Deese disclaims any beneficial ownership; (ii) 675,000 shares held by a family LLC, over which shares Mr. Deese shares joint voting and dispositive power; (iii) 314,678 shares held by ten family trusts, over which shares Mr. Deese shares joint voting and dispositive power; and (iv) 4,950 shares of deferred stock, which would be distributed to Mr. Deese if he had separated his service from the company on March 6, 2024.

(5)
Includes 8,850 shares of deferred stock, which would be distributed to Ms. Gass if she had separated her service from the company on March 6, 2024.

(6)
Includes 3,883 shares of deferred stock, which would be distributed to Ms. King if she had separated her service from the company on March 6, 2024.

(7)
Includes 4,950 shares of deferred stock, which would be distributed to Ms. Lewis if she had separated her service from the company on March 6, 2024.

(8)
Includes (i) 460,383 shares held in a trust of which Mr. McFadden is the sole beneficiary and has no voting power over such shares; (ii) 4,950 shares of deferred stock, which would be distributed to Mr. McFadden if he had separated his service from the company on March 6, 2024; (iii) 8,333,368 shares held by investment advisory clients of Wellington Shields & Co., of which Mr. McFadden is chief executive officer and senior portfolio manager, as to which shares Mr. McFadden disclaims any beneficial ownership; (iv) 130,727 shares held by family trusts, of which Mr. McFadden is trustee, as to which shares Mr. McFadden disclaims any beneficial ownership; and (v) 447 shares held in custodial accounts, of which Mr. McFadden is custodian, as to which shares Mr. McFadden disclaims any beneficial ownership. Mr. McFadden’s business address is Wellington Shields & Co., 140 Broadway, New York, NY 10005.

(9)
Includes (i) 22,088 shares held by the spouse of Mr. McMullian and 113,059 shares held by family trusts for the benefit of Mr. McMullian’s minor children, in each case as to which shares Mr. McMullian disclaims any beneficial ownership; and (ii) 55,063 shares held by a corporation of which Mr. McMullian is a director and shares voting and dispositive power over the shares.

(10)
Includes 4,623 shares of deferred stock, which would be distributed to Ms. Smith if she had separated her service from the company on March 6, 2024.

(11)
Includes (i) 100 shares held by Mr. Spear’s child, over which shares Mr. Spear shares voting and investment authority; and (ii) 11,218 shares of deferred stock, which would be distributed to Mr. Spear if he had separated his service from the company on March 6, 2024.

(12)
Includes (i) 82 shares held by the spouse of Dr. Stith as custodian for a minor child, as to which shares Dr. Stith disclaims any beneficial ownership; and (ii) 104,032 shares of deferred stock, which would be distributed to Dr. Stith if he had separated his service from the company on March 6, 2024.

(13)
Includes 600 shares held by Ms. Tillman as custodian, as to which shares Ms. Tillman disclaims any beneficial ownership.

(14)
Includes (i) 17,934 shares held by a trust of which Mr. Wood is trustee, 6,527,872 shares owned by the spouse of Mr. Wood as to which shares Mr. Wood disclaims any beneficial ownership; (ii) 2,301,915 shares held by trusts of which the spouse of Mr. Wood is independent trustee, which includes 460,383 shares held in a trust of which Mr. McFadden is the sole beneficiary and has sole dispositive power over such shares, in each case as to which shares Mr. Wood disclaims any beneficial ownership; and (iii) 4,950 shares of deferred stock, which would be distributed to Mr. Wood if he had separated his service from the company on March 6, 2024.

(15)
Includes 460,383 shares reported by Mr. McFadden and Mr. Wood as described above.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	35

SHARE OWNERSHIP
Delinquent Section 16(a) Reports
Based solely upon a review of our records and written representations by the persons required to file these reports, except as set forth below, all stock transaction reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), with the SEC were timely filed in fiscal 2023 by directors and executive officers.
Due to administrative errors, a Form 4 reporting gifts of shares by Mr. Deese including one transaction that should have been reported by March 1, 2023 and two transactions that should have been reported by March 3, 2023 was filed on March 10, 2023; a late Form 4 reporting a gift of shares by Mark Courtney that should have been reported by March 2, 2023 was filed on March 10, 2023; a late Form 4 reporting the partial vesting of a deferred stock award to Mr. Thomas that should have been reported by September 5, 2023 was filed on September 14, 2023; a late Form 4 reporting a grant of deferred stock to Ms. King that should have been reported by October 3, 2023 was filed on October 4, 2023; and a late Form 4 reporting a gift of shares by Mr. Wood that should have been reported by September 22, 2023 was filed on October 4, 2023.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	36

PROPOSAL II ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act provide shareholders with the right to cast an advisory (non-binding) vote to approve the compensation of the Named Executives as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the “say-on-pay” vote.
At our 2023 annual meeting of shareholders, more than 98% of the shares voted were cast in support of the company’s named executive officer compensation. As described in the Compensation Discussion and Analysis section of this proxy statement, the compensation and human capital committee evaluates both performance and compensation to help ensure that the company maintains its ability to attract and retain the most qualified executives while motivating high company performance.
Highlights of our executive compensation program, as described in the Compensation Discussion and Analysis section of this proxy statement, include:
•
pay opportunities that are:

•
appropriate to the size of the company when compared to peer companies; and

•
heavily performance-based using multiple internal and stock-based performance measures;

•
disclosure of the financial performance drivers used in our incentives, in numeric terms;

•
a long-term incentives program:

•
that is primarily performance-based and aligned with shareholder interests through links to stock performance and measurement of our ROIC performance versus our cost of capital; and

•
with payout potentials that are capped at conservative levels;

•
multiple clawback policies that require or allow for recoupment of incentives in certain situations, including a compensation recoupment policy adopted in 2023 that complies with new requirements of NYSE and the SEC;

•
double-trigger equity vesting upon a change of control;

•
no backdating or repricing of stock options;

•
stock ownership guidelines for executives and directors;

•
no significant perquisites; and

•
no employment agreements.

The say-on-pay vote gives our shareholders the opportunity to express their views on the compensation of our Named Executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executives and the compensation philosophy, policies and practices described in this proxy statement. Accordingly, we are asking shareholders to approve the following resolution:
“RESOLVED, that the shareholders approve the compensation of the company’s Named Executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement.”
Because this vote is advisory, it will not be binding on the compensation and human capital committee, the board of directors or the company. However, the compensation and human capital committee and the board of directors value the opinions of the company’s shareholders and will take into account the outcome of the vote when considering future compensation arrangements for the Named Executives.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	37

PROPOSAL II ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We currently hold a say-on-pay vote on an annual basis, and our next say-on-pay vote is expected to occur at our 2025 annual meeting of shareholders.
Vote Required
Proposal II requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.
Your board of directors unanimously recommends that you vote “FOR” Proposal II.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	38

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2023 Named Executive Officers

A. Ryals McMullian Chairman and Chief Executive Officer(1) Years with the company: 21	R. Steve Kinsey Chief Financial Officer and Chief Accounting Officer Years with the company: 34	Terry S. Thomas Chief Growth Officer Years with the company: <1(2)

Heeth Varnedoe IV President and Chief Operating Officer(3) Years with the company: 22	Stephanie B. Tillman Chief Legal Counsel Years with the company: 28	D. Keith Wheeler Former Senior Advisor and Former Chief Sales Officer(4) Years with the company: 36

1.
Mr. McMullian replaced George Deese as chairman of the board of directors, effective immediately following the 2023 annual meeting of shareholders held on May 25, 2023.

2.
Mr. Thomas started in this position effective September 1, 2023. Mr. Thomas previously served as a member of the board of directors until he resigned in connection with his appointment as an executive officer, effective August 31, 2023.

3.
Mr. Varnedoe has served as chief operating officer of the company since January 1, 2023. The company appointed Mr. Varnedoe to serve as president and chief operating officer of the company, effective September 1, 2023.

4.
Mr. Wheeler stepped down from his position as chief sales officer as of August 31, 2023, but continued to provide services as a senior advisor to the chief executive officer through his retirement on December 31, 2023.

2023 In Brief
FINANCIAL HIGHLIGHTS FROM THE 52-WEEK FISCAL 2023
SALES	DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE*

$5.091B	$0.58	$1.20
NET INCOME	ADJUSTED NET INCOME*	ADJUSTED EBITDA*

$123.4M	$256.3M	$501.7M

*
Adjusted diluted earnings per share, adjusted net income and adjusted EBITDA differ from the measures reported under U.S. generally accepted accounting principles (“GAAP”). See Appendix A for definitions and a reconciliation of non-GAAP financial measures to the nearest financial measure reported under GAAP. Earnings are net income.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	39

EXECUTIVE COMPENSATION
2023 Key Executive Officer Changes
After 35 years with the company, Mr. Wheeler stepped down as chief sales officer effective August 31, 2023. Mr. Wheeler continued to serve as a senior advisor to the chief executive officer of the company through December 31, 2023, at which point he retired from his employment with the company. Mr. Wheeler is expected to continue serving as a consultant to the company through December 28, 2024. The company would like to express its genuine gratitude for Mr. Wheeler’s years of exemplary service.
Effective September 1, 2023, Mr. Thomas joined the company as chief growth officer. Prior to his appointment, he served as a member of the company’s board of directors.
Additionally, during 2023, Mr. Varnedoe was appointed chief operating officer effective January 1, 2023 and also assumed the role of president effective September 1, 2023.
Key Elements of 2023 Named Executive Officer Compensation
The following table sets forth the key elements of our 2023 Named Executive compensation programs:
WHAT WE PAY	WHY WE PAY IT	KEY FEATURES
Base Salary	Attract and retain talent; reward experience and expertise, functional progression, career development, skills and competencies	Established after consideration of external competitive market base salaries and the internal relationships of these positions
Annual Cash Incentive Awards	Motivate achievement of annual performance metrics critical to continued company growth and shareholder value creation	Only earned if we meet certain performance goals
Long-term Stock-based Incentive Compensation	Align significant portion of Named Executive compensation with the long-term success of the company and the enhancement of shareholder value	Equity-based awards generally allocated between two types of performance-based restricted stock units (“Performance Shares”): 50% ROIC-based Performance Shares and 50% TSR-based Performance Shares
Employee Benefits	Attract and retain talent
•
Customary retirement and health and welfare benefits to all of our salaried employees, including our Named Executives

•
Nonqualified deferred compensation plan to help attract and retain qualified executives

Consideration of 2023 Say on Pay Vote
We currently hold our say on pay vote every year. At our 2023 annual meeting of shareholders, more than 98% of the shares voted were cast in support of our named executive officer compensation. As a result of the significant level of approval, we continued to apply similar principles to our executive compensation decisions during the remainder of fiscal 2023. Shareholders will have an opportunity to cast an advisory vote on the frequency of future say on pay votes at least every 6 years. The next required advisory vote on the frequency of future say on pay votes is expected to occur no later than the company’s annual meeting of shareholders in 2029.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	40

EXECUTIVE COMPENSATION
Summary of Our Compensation Practices
Practices We Have Adopted	Practices We Do Not Engage In

Pay evaluated with reference to a reasonable range around the size-adjusted 50th percentile of market data

Long-term incentives that are primarily performance-based for Named Executives

Multiple performance measures used in incentive plans
Capped incentive payouts
Clawback policies
Stock ownership guidelines for executives and
outside directors and share retention requirements
for executives
Moderate change of control severance arrangements

Double-trigger equity vesting upon a change of control
Annual review of tally sheets by the compensation and human capital committee
Incentives that are risk-mitigated through plan design and administration
Compensation and human capital committee comprised solely of independent directors
Independent compensation consultant who reports directly to the compensation and human capital committee
Anti-hedging policy for executives and outside directors

Employment agreements

Dividend equivalents on unearned performance Shares
Income tax gross-ups
Excise tax gross-ups on change of control severance
Backdating or repricing of stock options
Pension credited service for years not worked
Significant employee/director perquisites

Objectives of Executive Compensation
The primary objective of our executive compensation program is to attract, retain and motivate qualified executives necessary for the future success of the company and the maximization of shareholder value. Our executive compensation program is designed to motivate our executives by rewarding them for the achievement of specific annual, long-term and strategic goals of the company. The program aligns our executives’ interests with those of our shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. We strive to foster a sense of ownership among our executives by establishing stock ownership guidelines that require them to maintain ownership of a specified amount of our common stock.
The compensation and human capital committee evaluates both performance and compensation to help ensure that (i) the company maintains its ability to attract, retain, and motivate the most qualified executives; (ii) each executive’s compensation remains competitive relative to the compensation paid to similarly situated executives in comparable companies; and (iii) each of the company’s primary objectives with respect to compensation is being fulfilled. To meet those goals, our executive compensation program has historically included three primary components:
•
base salary;

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	41

EXECUTIVE COMPENSATION
•
annual cash incentive awards; and

•
long-term incentives, through stock-based compensation.

Certain retirement and other post-employment benefits are also included in the executives’ compensation package. In addition, see the section entitled “Potential Payments Upon Termination or Change of Control” of this proxy statement for details on payments and benefits payable (or realizable) upon termination of employment and a change of control of the company. We do not offer any material perquisites as part of our executive compensation program.
Each element of our executive compensation program is described in greater detail below, including a discussion of why the company chooses to pay each element, how we determine the amount of each element to pay and how each element and the company’s decisions regarding that element fit into our overall compensation objectives.
Mix of Compensation Opportunity
The objectives of our executive compensation program are accomplished through a balance of pay components that are competitive with market practice and emphasize performance-based compensation. Salary, target non-equity incentive compensation, and target equity compensation expressed as a percentage of primary compensation elements for the Named Executives for the fiscal year ended December 30, 2023 were as shown below. There is no prescribed mix of our compensation elements; the mix below is driven by individual role and responsibilities, in addition to Relevant Market Data (as defined below) for each element of pay.
2023 EXECUTIVE TOTAL COMPENSATION MIX*
*
Amounts in the pie charts above were determined based on year-end base salary rate, target annual incentive award value annualized based on the target annual incentive percentage opportunity as of year end, and target long-term incentive award value.

How Compensation Decisions are Made
Role of the Compensation and Human Capital Committee
The compensation and human capital committee, which is comprised solely of independent directors, determines the compensation for each of our executives (including Named Executives) and oversees the review and determination of our executive compensation program. Each year, it reviews and performs a comprehensive assessment and analysis of the executive compensation program, including the elements of each Named Executive’s compensation, with input from the compensation and human capital committee’s independent compensation consultant. As part of the compensation review, a “tally sheet” for each Named Executive (and the other executive officers) is provided with the details of the Named Executive’s total compensation elements, stock ownership, benefits information, outstanding equity award values and obligations under various termination scenarios. The compensation and human capital committee believes that tally sheets are a useful tool in evaluating total compensation in relation to competitive market pay and internal pay equity.
The compensation and human capital committee annually conducts an independence assessment of its compensation consultant, consistent with NYSE listing standards and SEC rules and regulations. As a result of its most recent assessment, the compensation and human capital committee determined that the work of the compensation consultant did not raise any conflicts of interest.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	42

EXECUTIVE COMPENSATION
Role of Executive Officers
The compensation and human capital committee, which is comprised solely of independent directors, has responsibility for overseeing the review and determination of executive compensation.
The chief executive officer, with the assistance of the chief human resources officer, consults with and advises the compensation and human capital committee with respect to the company’s compensation philosophy and makes recommendations regarding the compensation of other executive officers including the Named Executives, but not regarding his own compensation. All recommendations of the chief executive officer to the compensation and human capital committee regarding the compensation of other executive officers are independently evaluated by the committee.
The chief financial officer, or his designee, assists the compensation and human capital committee in understanding the key drivers of company performance, particularly those measures used in our annual cash incentive and long-term incentive programs and also provides the compensation and human capital committee with regular updates on company performance as it relates to certain performance measures used in our annual cash incentive and long-term incentive programs.
Role of Independent Compensation Consultant
For fiscal 2023, the compensation and human capital committee engaged Meridian as its independent compensation consultant. At the compensation and human capital committee’s request, Meridian annually evaluates the competitiveness of the base salaries, annual cash incentives and long-term incentives awarded to the Named Executives, provides competitive market data on new compensation arrangements (as applicable) and evaluates the continued appropriateness of existing arrangements. Meridian attended compensation and human capital committee meetings at the committee’s request and was available to provide guidance to the compensation and human capital committee on compensation questions and issues as they arose. In fiscal 2023, Meridian also provided market compensation data in connection with the offer provided to Mr. Thomas for the role of chief growth officer, which data was considered by the compensation and human capital committee in approving his initial compensation as an officer described below.
Market Compensation Analysis
Because there are not many food companies similar in size to Flowers Foods, a specific set of peer companies is not used for market compensation comparisons. We use market pay data to evaluate base salary, target annual cash incentive and long-term incentive opportunity based on available food industry and general industry peers’ pay data from published surveys. We use an average of food industry and general industry (the “Relevant Market Sector”) survey data when making market comparisons, and the data is adjusted to reflect pay for companies with annual revenues comparable to the company (the “Relevant Market Data”). When establishing pay levels for fiscal 2023, data was collected from the Willis Towers Watson Executive Compensation Database using both general industry data (from 700+ companies, the identities of which were not material to the analysis) and data from the Food & Beverage industry cut comprised of the following companies:
Willis Towers Watson Executive Compensation Database — Food & Beverage Companies
American Sugar Refining	Ferrara Candy Company	Mondelez
Barry Callebaut	General Mills	Niagara Bottling
Beam Suntory	Glanbia Group Services	PepsiCo
Beyond Meat	Hearthside Food Solutions	Pernod Ricard
BlueTriton Brands	High Liner Foods	Rich Products
Brown-Forman	Hormel Foods	Saputo
Bush Brothers & Company	Ilitch Holdings	Sargento Foods
Campbell Soup	J.M. Smucker	Sazerac Company
Cargill	Kellogg	Schreiber Foods
Coca-Cola	Kent Corporation	Smithfield Foods
Compass Group, North America Division	Kerry Group	Southern Glazer’s Wine and Spirits
ConAgra Brands	Keurig Dr Pepper	Tyson Foods
Dairy Farmers of America	Land O’Lakes	Ventura Foods
Danone	Mars Incorporated	Viscofan
Danone North America	McCain Foods	Wells Enterprises
E.A. Sween Company	McCormick
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The Relevant Market Data obtained from the companies above was used to evaluate target pay opportunity, not actual payout, and was regressed (size-adjusted) to reflect appropriate scope of revenue responsibility. Pay opportunities are generally established with reference to the size-adjusted 50th percentile for each component of pay opportunity (i.e., base salary, target annual cash incentive and long-term incentive opportunity). Individual positioning relative to Relevant Market Data may vary based on tenure, years of experience in role, individual and company performance, future potential, or other factors. This approach sets executive pay opportunities at levels we believe are competitive and help attract, retain and motivate the most qualified executives.
The compensation and human capital committee concluded that the proposed 2023 compensation levels under the company’s incentive and equity compensation plans for each Named Executive, and their total compensation opportunities, were consistent with a pay-for-performance philosophy, as well as appropriate to meet the company’s goal to retain each Named Executive and to align interests with those of the company’s shareholders.
Chief Growth Officer Compensation
Prior to Mr. Thomas’ appointment as chief growth officer, he was eligible for 2023 compensation as a non-employee director, including $110,000 in cash retainer fees and a grant of deferred stock with a targeted value of $155,000. The deferred stock was scheduled to vest on the scheduled date of the company’s 2024 annual meeting of shareholders. However, in connection with Mr. Thomas’ resignation from the board of directors at the time of his commencement of employment with the company, his award vested on a pro-rata basis in accordance with its terms.
In connection with his appointment as chief growth officer, the compensation and human capital committee determined that Mr. Thomas should receive a base salary at an annual rate of $650,000, an annual cash incentive opportunity targeted at 70% of his base salary, and an annual long-term incentive award opportunity (commencing with fiscal 2024) targeted at 170% of his base salary. In addition, the compensation and human capital committee approved the following sign-on and make-whole compensation for Mr. Thomas, in part to help offset certain compensation that Mr. Thomas forfeited in connection with accepting the chief growth officer role: (1) a cash payment equal to $700,000, with 50% payable upon his hire date, and 50% payable six months thereafter (subject to his continued employment); (2) a time-based restricted stock unit award with a targeted value of $1,250,000, which award generally vests in substantially equal installments on February 15, 2024 and February 13, 2025; and (3) a grant of Performance Shares with a targeted value of $1,250,000, which vest in accordance with the terms of the 2023 grants made to other NEOs. These awards are further discussed below.
Cash Compensation
Base Salary
Base salary represents the fixed and recurring part of each Named Executive’s annual compensation. Its objective is to reward experience and expertise, functional progression (i.e., the development of the executive through a series of work experiences and duties and accountabilities relevant to the current position held), career development, skills and competencies. It rewards core competence in the executive role. We choose to pay base salary because it is a standard element of pay for executive positions and is required to attract and retain talent.
We have established a system of tiered salary grades, and executives are assigned an appropriate salary grade considering the position’s internal value as well as external comparisons to the Relevant Market Data. With respect to the position’s “internal value,” we have developed salary grades on the basis that a given position is at least one salary grade below that of the supervising position, which is the only weight assigned to internal value in establishing the salary grades.
Named Executives’ base salaries are related to a salary grade and the base salaries for the grades are determined based on (i) external competitive market base salaries, as determined through comparative analysis of the Relevant Market Data and (ii) the internal relationships (i.e., value and progression) of these positions. We periodically make adjustments to the base salaries based on the factors discussed above as well as the performance of the respective Named Executive.
Individual salaries for Named Executives reporting directly to the chief executive officer are subject to approval by the compensation and human capital committee after consideration of the recommendations he submits. The chief executive officer’s salary is subject to review and approval by the compensation and human capital committee and the board of directors. Base salaries for all Named Executives are reviewed annually by the compensation and human capital committee and the board of directors.
The following table shows the base salary rates for the Named Executives as of the end of each of fiscal 2022 and fiscal 2023. The Named Executives’ base salaries were each increased as reflected in the table below.
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Named Executive	End of Fiscal 2022 Salary Rate	End of Fiscal 2023 Salary Rate	Percent Change
A. Ryals McMullian, Chairman and Chief Executive Officer(1)	$918,000	$955,000	4.0%
R. Steve Kinsey, Chief Financial Officer and Chief Accounting Officer(2)	$637,788	$700,000	9.8%
Terry S. Thomas, Chief Growth Officer(3)	$—	$650,000	—%
Heeth Varnedoe IV, President and Chief Operating Officer(4)	$391,400	$700,000	78.8%
D. Keith Wheeler, Former Senior Advisor and Former Chief Sales Officer(5)	$508,311	$523,561	3%
Stephanie B. Tillman, Chief Legal Counsel(6)	$450,500	$495,550	10%

(1)
Mr. McMullian’s fiscal 2023 base salary rate became effective on January 1, 2023.

(2)
Effective April 2, 2023, Mr. Kinsey’s base salary rate for 2023 was initially increased to $656,922, which represents a 3% increase over his 2022 salary. It was later increased to $700,000, effective September 1, 2023, as a result of a market-based adjustment.

(3)
Effective September 1, 2023, Mr. Thomas became an executive officer, and the base salary rate shown here went into effect as of such date.

(4)
Effective January 1, 2023, Mr. Varnedoe’s base salary for 2023 was initially set at $500,000, which represents a 28% increase over his 2022 salary, as a result of his promotion to chief operating officer, effective January 1, 2023. It was later increased to $700,000, effective September 1, 2023, in connection with Mr. Varnedoe assuming the role of President and as a result of a market-based adjustment.

(5)
Mr. Wheeler’s fiscal 2023 base salary rate became effective on April 2, 2023.

(6)
Ms. Tillman’s fiscal 2023 base salary rate became effective on April 2, 2023.

Annual Executive Cash Incentive Awards
For 2023, the annual cash incentive awards were granted to Named Executives under the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023) (the “Omnibus Plan”). The awards were designed to provide an incentive to achieve critical annual goals that lead to our long-term success. We choose to provide annual cash incentive award opportunities in order to motivate achievement of annual performance metrics critical to continued company growth and shareholder value creation. Adjusted EBITDA, which is a holistic indicator of the company’s operating performance, is the performance measure used to determine annual cash incentive award payouts.
For 2023, the compensation and human capital committee established target annual cash incentive levels under the Omnibus Plan, which are expressed as a percentage of each Named Executive’s base salary (the “Target Annual Incentive Percentage”). Target Annual Incentive Percentages for each Named Executive for fiscal 2023 were as follows:
Named Executive	Target Annual Incentive Percentage (as % of base salary)
A. Ryals McMullian, Chairman and Chief Executive Officer	125%
R. Steve Kinsey, Chief Financial Officer and Chief Accounting Officer	80%
Terry S. Thomas, Chief Growth Officer(1)	70%
Heeth Varnedoe IV, President and Chief Operating Officer(2)	80%
D. Keith Wheeler, Former Senior Advisor and Former Chief Sales Officer	70%
Stephanie B. Tillman, Chief Legal Counsel	70%

(1)
Actual annual incentive opportunity for Mr. Thomas for 2023 was prorated based on his start date of September 1, 2023.

(2)
For 2023, Mr. Varnedoe’s Target Annual Incentive Percentage was increased from 60% of base salary to 80% of base salary in connection with his appointment as president and chief operating officer.

2023 annual cash incentives are awarded to participating Named Executives based on the following formula:
•
the Named Executive’s base salary; multiplied by

•
the Target Annual Incentive Percentage; multiplied by

•
the “Actual Annual Incentive Percentage,” a percentage based upon the company’s actual adjusted EBITDA for the fiscal year as compared to the payout scale below which uses straight-line interpolation between points. The scale also shows the percentage of the 2023 Adjusted EBITDA Goal (as defined below) achieved and the related applicable Annual Cash Incentive Percentages:

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Level of Achievement	% of Adjusted EBITDA Goal Achieved	Applicable Annual Cash Incentive Percentage of Target
Maximum	115.0%	200.0%
Target	100.0%	100.0%
Threshold	90.0%	30.0%
Actual	93.8%	56.5%
The Actual Annual Incentive Percentage would have been 0% if actual adjusted EBITDA were less than 90% of the 2023 Adjusted EBITDA Goal. This mechanism provided motivation for each Named Executive to strive for improved company performance in 2023 even if the 2023 Adjusted EBITDA Goal itself was not attained.
The company does not pay annual cash incentive awards under the Omnibus Plan to any Named Executive until such time as the compensation and human capital committee has certified the Actual Annual Incentive Percentage and the annual report on Form 10-K for the applicable fiscal year has been filed with the SEC. For 2023, the company achieved adjusted EBITDA of $501,738,000 versus the target of $535,000,000 (the “2023 Adjusted EBITDA Goal”). Actual annual cash incentive amounts earned by each Named Executive for 2023 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
The compensation and human capital committee initially designed Mr. Wheeler’s annual cash incentive such that 20% of his award would be based on individual goals related to sales execution, reduction of stales, reduction of load shortages, and enterprise resource planning performance/scope in connection with his role as chief sales officer. However, as a result of his planned transition out of the chief sales officer role (and given the timing of such transition), the compensation and human capital committee later decided that Mr. Wheeler’s bonus would be determined based solely on the corporate Adjusted EBITDA goal described above that applies to other Named Executives. As a result, the individual goals described above were never evaluated by the compensation and human capital committee.
In addition to his prorated annual cash incentive opportunity for 2023 described above, Mr. Thomas also received a make-whole cash award to replace value being forfeited based on his departure from his prior employer in connection with his appointment as chief growth officer equal to $700,000, 50% of which became payable on September 1, 2023 (his appointment date) and 50% of which became payable on March 1, 2024, subject to his continued employment through such date.
After a thorough review of the company’s short-term incentive compensation program against (a) market norms, (b) historical practice, (c) evolving business priorities and (d) the desire to increase line of sight for plan participants, the compensation and human capital committee approved changes to the performance metrics applicable to the 2024 annual cash incentive program for our executive officers (as compared to the 2023 program). Under the 2024 program, payout of annual incentives will be based on achievement against certain EBITDA and net revenue goals (weighted 70% and 30%, respectively), with the ability to make positive or negative adjustments of up to 20% based on an individual performance factor.
Long-Term Incentive Compensation
The objective of providing long-term incentive compensation is to focus executives on metrics that lead to increased shareholder value over a longer period of time. It rewards achievement of the specific metrics described below. We choose to grant a long-term incentive compensation opportunity because it aligns Named Executives’ interests with those of shareholders and helps to retain a stable management team.
Equity and Performance Compensation Awards
In keeping with the compensation and human capital committee’s pay-for-performance philosophy, stock-based incentives comprise our entire long-term incentive program and a significant portion of total compensation opportunity for Named Executives. We believe our stock-based incentives, as designed, are fundamental to the enhancement of shareholder value, by generally rewarding performance over the long term. The 2023 awards under the Omnibus Plan contain elements designed to focus the Named Executives’ attention on one of the company’s primary goals — the long-term success of the company, and ultimately, the enhancement of shareholder value. Individual long-term incentive grants are reviewed annually and approved by the compensation and human capital committee with reference to the Relevant Market Data and the other factors described above in the section titled “How Compensation Decisions are Made.”
Similar to our 2022 grants, the compensation and human capital committee allocated equity-based awards for 2023 between two types of Performance Shares, as described below. The use of Performance Shares is intended to encourage Named
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Executives to focus on capital investments that produce returns in excess of the company’s weighted average cost of capital (“WACC”), based on the quarterly book value of the company’s debt obligations and equity capital, respectively, as adjusted to account for costs and market volatility in the manner set forth in the company’s 2023 Form of Performance Share Agreement, and to enhance the company’s total shareholder return (“TSR”) relative to food industry peers.
The determination of 2023 Performance Share target award levels for the Named Executives was based on the Relevant Market Data and the other factors described above in the section titled “How Compensation Decisions are Made,” and the target dollar values of the grants are set forth below. Increases over prior year values are primarily driven by changes to base salary as well as, for certain roles, to better align to market levels as responsibilities increase and/or as the incumbent matures in their role.
Named Executive	Total Target Dollar Value of Performance Share Grant
A. Ryals McMullian	$4,452,301(1)
R. Steve Kinsey	$1,179,908(2)
Terry S. Thomas	$1,250,000(3)
Heeth Varnedoe IV	$925,000(4)
D. Keith Wheeler	$813,298(5)
Stephanie B. Tillman	$842,435(6)

(1)
Mr. McMullian’s target award value represents a 2% increase over his 2022 target award value.

(2)
Mr. Kinsey’s target award value represents a 3% increase over his 2022 target award value.

(3)
In connection with Mr. Thomas’ appointment as chief growth officer, the compensation and human capital committee determined that the annual target value of his equity compensation awards would be equal to 170% of his base salary, starting in fiscal 2024. The amount awarded in 2023 represents the portion of Mr. Thomas’ make-whole award (as described below) that was in the form of Performance Shares. The other half of his make-whole award was in the form of time-based restricted stock units, as further described below.

(4)
Mr. Varnedoe’s target award value represents a 103% increase over his 2022 target award value, in connection with his appointment as chief operating officer.

(5)
Mr. Wheeler’s target award value represents a 3% increase over his 2022 target award value.

(6)
Ms. Tillman’s target award value represents a 42% increase over her 2022 target award value, as it was based on her increased salary effective April 2, 2023 which was approved prior to the award grant date.

With respect to regular annual Performance Share grants, in order to determine the actual target number of Performance Shares granted to each Named Executive who received a regular annual grant in January 2023, the relevant portion of the total target dollar value shown above for such Named Executive was multiplied by the weight of each type of Performance Share award (50% return on invested capital (“ROIC”) based and 50% TSR-based, as described in further detail below), and then divided by the average of (a) the closing price on the date of grant and (b) the closing price on the date of grant, multiplied by a Monte Carlo valuation, to deliver an equal number of target ROIC and TSR shares. With respect to Performance Share grants made outside of the annual cycle, which includes the award to Mr. Thomas in 2023, in order to determine the actual target number of Performance Shares granted to any Named Executive who received an off-cycle grant, the relevant portion of the total target dollar value shown above for such Named Executive was multiplied by the weight of each type of restricted share award (50% ROIC-based and 50% TSR-based, as described in further detail below), and then divided by the closing price on the date of grant. The actual number of each type of Performance Shares granted (at the target level) is set forth below:
Named Executive	Target Number of ROIC-Based Performance Shares Granted	Target Number of TSR-Based Performance Shares Granted
A. Ryals McMullian	71,510	71,510
R. Steve Kinsey	18,950	18,950
Terry S. Thomas	25,040	25,040
Heeth Varnedoe IV	14,860	14,860
D. Keith Wheeler	13,060	13,060
Stephanie B. Tillman	13,530	13,530
The 2023 Performance Shares agreement (the “Performance Shares Agreement”) provides the terms and conditions under which the Performance Shares will vest. The vesting of the 2023 awards occurs more than three years from January 1, 2023 (after the filing of our Annual Report on Form 10-K for the 2025 fiscal year and in any event no later than March 13, 2026) to the
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extent that the vesting conditions described below are satisfied. The performance will be measured from January 1, 2023 to December 27, 2025 (the “ROIC Performance Period”) for ROIC-based Performance Shares and from January 1, 2023 to December 31, 2025 for TSR-based Performance Shares (the “TSR Performance Period”).
ROIC-Based Performance Shares.   Similar to our 2022 awards, the Performance Shares Agreement provides that, as to 50% of the shares underlying each executive’s Performance Share award (the “ROIC-Based Award”), vesting will occur in the manner set forth below, if the company’s ROIC exceeds its WACC by the following levels during the ROIC Performance Period:
ROIC Minus WACC	Payment Percentage (% of target)
Less than 175 basis points	0%
175 basis points	50%
375 basis points	100%
475 basis points or above	125%
For performance between the levels described above, the degree of vesting is interpolated on a linear basis.
ROIC is based on the following formula:
•
the time-weighted quarterly average during the ROIC Performance Period of the sum of net income and after-tax interest expense divided by the sum of the time-weighted two-point average quarterly book value of the company’s debt and the time-weighted two-point average quarterly book value of the company’s equity capital.

GAAP amounts used in the calculation of ROIC will be adjusted for items that in the compensation and human capital committee’s judgment affect comparability during the ROIC Performance Period and/or between the numerator and denominator.
TSR-Based Performance Shares.   The Performance Shares Agreement provides that, as to the remaining 50% of the shares underlying each Named Executive’s Performance Share award (the “TSR-Based Award”), vesting will occur based on the company’s performance, measured by company TSR over the TSR Performance Period, as compared to the TSR of the companies in a specified peer group (the “TSR Peer Group”). TSR is based on the following formula:
•
stock price change plus dividends; divided by

•
beginning stock price.

For 2023, the TSR Peer Group consisted of the following 17 U.S.-traded food and products companies:
B&G Foods, Inc.	The J.M. Smucker Company
Campbell Soup Company	Kellogg Company
Conagra Brands, Inc.	The Kraft Heinz Company
General Mills, Inc.	Lancaster Colony Corporation
The Hain Celestial Group, Inc.	McCormick & Company, Incorporated
The Hershey Company	Mondelez International, Inc.
Hormel Foods Corporation	Post Holdings, Inc.
Hostess Brands, Inc.	Treehouse Foods, Inc.
J&J Snack Foods Corp.
The Performance Shares Agreement provides that the TSR for peer group members will be adjusted in certain instances, including in the event a peer group company files for bankruptcy during the TSR Performance Period or a peer group company is acquired or subsumed by merger during the TSR Performance Period, in each case as described in the Performance Shares Agreement.
Hypothetical payouts based on the TSR for the company and each member of the TSR Peer Group are calculated at the end of each of the final four quarters of the TSR Performance Period using the performance/payout schedule below and then averaged to determine the actual payout:
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Percentile of Company TSR vs. Peer Group TSR	Payment percentage (% of target)
Less than 30th	0%
30th	50%
50th	100%
70th	150%
90th or above	200%
For performance between the percentiles described above, the degree of vesting is interpolated on a linear basis.
Vesting Upon Death, Disability, Retirement or Change of Control.   For the 2023 Performance Share grants, if the grantee dies or becomes disabled, the Performance Shares generally vest at the target level immediately. If the grantee retires at age 65 (or age 55 with at least ten years of service with the company) or later, on the normal vesting date the grantee will receive a prorated number of Performance Shares based upon the retirement date and actual performance for the entire performance period. Similar to all equity awards granted under the Omnibus Plan, for the 2023 Performance Share grants, “double-trigger” vesting applies if a change of control occurs. In addition to change of control, double-trigger vesting requires either that an award fail to be assumed by a successor employer or that the executive’s employment be terminated under specific circumstances within a specified period of time following the change of control before accelerated vesting can occur.
Dividends.   Dividends accrue on the Performance Shares and are paid in cash to the executive on the vesting date on all Performance Shares that vest.
Timing of Grants.   Performance Shares were granted on January 1, 2023 to all Named Executives (other than Mr. Thomas, whose Performance Shares were granted on September 1, 2023 in connection with his appointment as Chief Growth Officer). It is expected that this approximate timing of granting awards will continue for consistency and planning purposes. Except in unusual circumstances (such as in connection with a new hire or appointment), we typically do not grant equity awards to the Named Executives at other dates.
Make-Whole Restricted Stock Unit Award for Mr. Thomas.   In addition to the Performance Share awards described above, Mr. Thomas also received a make-whole grant of restricted stock units (“RSUs”) on September 1, 2023 with a targeted value of $1,250,000, which resulted in a grant of 54,250 RSUs. 50% of the RSUs vest on each of February 15, 2024 and February 13, 2025, subject to Mr. Thomas’ continued employment through each such date. Cash dividends accrue on the RSUs and will be paid in cash to Mr. Thomas on the date that the RSUs vest. Upon Mr. Thomas’ death or disability, the RSUs would immediately vest in full, and in the event of a qualifying retirement, a prorated number of Mr. Thomas’ RSUs would vest. “Double-trigger” vesting applies to Mr. Thomas’ RSUs in the event of a change in control.
2021 Awards.   In fiscal 2021, the company granted certain Named Executives Performance Shares, with 50% of the award vesting based on ROIC during the performance period beginning on January 3, 2021 and ending on December 30, 2023, and 50% of the award vesting based on TSR during the performance period beginning on January 1, 2021 and ending on December 31, 2023. Mr. Thomas did not receive an award of Performance Shares in fiscal 2021, because he was not serving as an executive officer at the time of such grants. As previously disclosed, the performance objectives applicable to the 2021 Performance Share awards were substantially similar to the design of the 2023 Performance Share awards, including the payout levels at various levels of performance against the applicable targets and the peer group used for purposes of the TSR-based Performance Shares.
The ROIC-based Performance Shares granted to the Named Executives in fiscal 2021 vested in early fiscal 2024 at 125% of target as a result of company ROIC during the three-fiscal year performance period exceeding company WACC by 611 basis points.
The TSR-based Performance Shares granted to the Named Executives in fiscal 2021 vested at 127.69% of target as a result of the company’s TSR from January 1, 2021, through each of the last four quarters in calendar year 2023, placing it in the 71st percentile, in the 65th percentile, in the 53rd percentile, and in the 56th percentile for the respective quarters of the companies in the applicable TSR peer group.
2024 Long-Term Incentive Program Changes.   Based on a review by Meridian of the company’s equity grant practices compared to market norms, as well as management’s desire for certain changes to better align with the overall business strategy and ability to attract and retain talent, the compensation and human capital committee approved certain changes to the 2024 long-term incentive program for our executive officers. The material changes include: (1) updating the equity award mix for executive officers to be 30% RSUs and 70% Performance Shares (equally divided between ROIC and TSR Performance Shares), rather than 100% Performance Shares as in prior years, and (2) updating the “retirement” definition in the awards
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such that the grantee must be at least 55 years old and the sum of his or her age plus years of service must equal at least 65 in order to be eligible for retirement treatment. Vesting in connection with a retirement under the 2024 awards also generally requires 6 months’ advance notice of retirement to be provided to the company (unless notice is waived due to impracticability or extenuating circumstances).
Recoupment (“Clawback”) Provisions
In light of new rules promulgated by NYSE and SEC requirements, the board of directors adopted an executive compensation recoupment policy effective as of November 16, 2023, which complies with the required standards (the “NYSE Clawback Policy”). The NYSE Clawback Policy provides for the prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the NYSE Clawback Policy is in general limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
In general, we may utilize a broad range of recoupment methods under the NYSE Clawback Policy. The NYSE Clawback Policy does not condition clawback on the fault of the executive officer, and clawback thereunder is generally mandatory, except in limited circumstances where the compensation and human capital committee has made a determination that recovery would be impracticable and (1) we have already attempted to recover such amounts but the direct expenses paid to a third party in an effort to enforce the NYSE Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code and applicable regulations. Operation of the NYSE Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. We may not indemnify any such executive officer against the loss of such recovered compensation.
Since November 15, 2019, the company has maintained a separate clawback policy (the “Supplemental Clawback Policy”), which applies to incentive-based compensation, including cash-based and equity-based compensation. Effective as of November 16, 2023, the board amended and restated the Supplemental Clawback Policy (the “A&R Supplemental Clawback Policy”). The A&R Supplemental Clawback Policy continues to apply to the Named Executives, but reaches certain compensation that may not be addressed by the NYSE Clawback Policy. Specifically, it gives the compensation and human capital committee the discretion to seek recoupment of incentive-based compensation if (1) the grantee has engaged in certain detrimental activity, or (2) if the receipt of such compensation was based on an error in calculation or inaccurate data. It also gives the compensation and human capital committee discretion to seek recoupment of incentive-based compensation that was received prior to October 2, 2023 (in other words, prior to the applicability of the NYSE Clawback Policy) in the event of a required accounting restatement.
Anti-Hedging Policy
The company’s insider trading policy prohibits short-term, speculative trading practices and hedging by executive officers, including any Named Executives, and directors.
Retirement & Other Post-Employment Benefits
We provide retirement benefits to our Named Executives and other executives as noted below. The objective is to provide a competitive array of benefits that is affordable to the company. Retirement benefits reward continued employment and indirectly reward achievement of the metrics in the Omnibus Plan. We choose to pay them to remain competitive in the marketplace and to provide compensation that extends into employees’ non-earning years.
The company provides a defined contribution benefit to executives through the Flowers Foods, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”) and the EDCP.
As noted above, Mr. Wheeler stepped down as chief sales officer on August 31, 2023 and continued employment as a senior advisor to the chief executive officer of the company through his retirement on December 31, 2023 (during which time he was entitled to the same compensation and benefits as during his term as chief sales officer). In connection with his retirement, Mr. Wheeler entered into a transition and consulting agreement, pursuant to which he began serving as a consultant to the
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EXECUTIVE COMPENSATION
company on the date of his retirement and is expected to continue serving as a consultant until December 28, 2024 in exchange for fees at a rate of $250,000 annually, paid monthly. In addition, Mr. Wheeler will receive “retirement” equity award vesting in accordance with the terms of his outstanding equity awards, as further described in the section entitled “Potential Payments Upon Termination or Change of Control.”
Executive Deferred Compensation Plan
The EDCP provides additional deferred compensation opportunities to certain members of management. In particular, the EDCP allows these members of management to defer the receipt of a percentage of their salary and annual cash incentive award. The EDCP is not a tax-qualified plan.
The participants’ deferrals are credited to a bookkeeping account established for the participant that is deemed to be credited with interest until paid. Additionally, the company allocates matching contributions pursuant to the plan on behalf of the participant that are also deemed to be credited with interest until paid.
Interest credited on deemed participant deferrals and company contributions to the EDCP are based on the Merrill Lynch U.S. Corp., BBB-rated Fifteen-Year Bond Index plus 150 basis points. In general, interest is considered above-market for Summary Compensation Table reporting purposes if earned at a rate that exceeds 120% or more of the applicable federal long-term rate. Earnings in the EDCP are interest-based credits that exceed this threshold. The company credits interest at above market rates because participants’ EDCP accounts are unfunded and unsecured and therefore subject to substantial risk of loss should events ever befall the company causing it to reorganize or liquidate. Interest credited to the EDCP on behalf of the Named Executives amounted to $329,606 for fiscal 2023.
Generally, the deemed deferrals and company contributions plus interest are paid to the participant upon a specific date or termination of employment.
Distributions from the EDCP are made from the company’s general assets. During 2008, participants were given a one-time, irrevocable opportunity to convert their EDCP deemed cash account for some or all prior years’ deferrals to an account that tracks the performance of our common stock. Balances as of the end of the fiscal year for participants making such an election were converted, based on the closing price of our common stock on January 2, 2009. The EDCP tracking account will be distributed in shares of our common stock at the time elected by the participant for the deferral year(s) in question.
The EDCP tracking account will be credited with dividends paid on company common stock for the number of shares deemed held in such account, and such dividends will then be deemed to be invested in the cash account and will earn interest as described above.
Change of Control Severance
We maintain a change of control severance arrangement with our executives, including the Named Executives, as set forth in the Flowers Foods, Inc. Change of Control Plan (the “Change of Control Plan”). Such arrangements have several business objectives important to the company, including stability of the executive team in the event of a threatened or pending change of control, and post-employment restrictive covenants (non-competition, non-solicitation and trade secret protection, among others). The Change of Control Plan rewards executives for remaining employed with the company on a timetable convenient to the company rather than to the executive. We choose to make such payments to obtain the business objectives mentioned. The Change of Control Plan provides double-trigger severance at amounts that we believe are market-appropriate, has no excise tax gross-up provisions and is consistent with current corporate governance norms (see section entitled “Potential Payments upon Termination or Change of Control” in this proxy statement for additional details). In 2015, the compensation and human capital committee adopted a policy that, without shareholder approval, future cash severance arrangements may not exceed 2.99 times salary and target annual cash incentive.
Executive Stock Ownership Guidelines
Based on the view of the compensation and human capital committee that the ownership of an equity interest in the company by executives, including Named Executives, is a component of good corporate governance and aligns executive and shareholder interests, stock ownership guidelines were adopted that require key members of the company’s management team to directly own minimum amounts of the company’s common stock. All direct holdings of our common stock, certain indirect holdings, and all vested and unvested shares of deferred stock are included for purposes of determining compliance. However, restricted stock, stock options (whether or not vested) and Performance Shares not yet paid out are not included for the purpose of determining satisfaction of the guidelines. The guidelines for the Named Executives are set forth in the table below.
Executives subject to the guidelines must hold at least 75% of all net shares received through vesting and distribution of Performance Shares or restricted stock until the applicable guidelines are achieved.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	51

EXECUTIVE COMPENSATION
Progress toward the guidelines is reviewed annually by the compensation and human capital committee, and the committee has discretion to waive one or more requirements set forth in the guidelines. Each of the Named Executives is currently in compliance with the guidelines or on track to meet them, or has been granted a waiver by the compensation and human capital committee.
NAMED EXECUTIVE	STOCK OWNERSHIP GUIDELINE
Chairman and Chief Executive Officer	6 times base salary
Chief Financial Officer and Chief Accounting Officer	3 times base salary
Chief Growth Officer	3 times base salary
President and Chief Operating Officer	3 times base salary
Former Senior Advisor and Former Chief Sales Officer	2 times base salary
Chief Legal Counsel	3 times base salary
Compensation Committee Interlocks and Insider Participation
During 2023, Ms. Lewis, Mr. Casey, Mr. Chubb, and Dr. Stith served on the compensation and human capital committee. Benjamin H. Griswold, IV also served on the compensation and human capital committee until his retirement from the board of directors in May 2023. No member of the compensation and human capital committee was, during 2023, an officer or employee of the company, was formerly an officer of the company, or had any relationship requiring disclosure by the company as a related party transaction under Item 404 of Regulation S-K. During 2023, none of the company’s executive officers served on the board of directors or the compensation committee of any other entity, any officers of which served either on the company’s board of directors or compensation and human capital committee.
Compensation Committee Report
The compensation and human capital committee is responsible for evaluating and approving the company’s compensation plans, policies and programs. The compensation and human capital committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the company’s management and based on this review and discussion, recommended to the board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC and included in the proxy statement for the 2024 annual meeting of shareholders.
The Compensation and Human Capital Committee of the Board of Directors:
Margaret G. Lewis, Chair
Edward J. Casey, Jr.
Thomas C. Chubb, III
Melvin T. Stith, Ph.D.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	52

EXECUTIVE COMPENSATION
Compensation Tables
Fiscal 2023 Summary Compensation Table
The following table summarizes the compensation for the fiscal years ended December 30, 2023, December 31, 2022, and January 1, 2022 (as applicable) of the Named Executives, which consist of the chief executive officer, the chief financial officer, each of the three other most highly compensated executive officers of Flowers Foods who were serving as executive officers at the end of the 2023 fiscal year, and one former executive officer. For an explanation regarding the amount of salary and annual incentive awards in proportion to total compensation of the Named Executives, see the section above titled “Executive Compensation — Compensation Discussion and Analysis — Mix of Compensation Opportunity.”
Name and Principal Position	Year	Salary ($)(3)	Bonus ($)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(6)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
A. Ryals McMullian Chairman and Chief Executive Officer	2023	954,289	—	4,452,212	674,469	53,133	258,937	6,393,039
	2022	917,654	—	4,360,518	737,843	53,851	185,493	6,255,359
	2021	896,490	—	3,599,802	1,341,360	38,286	103,967	5,979,905
R. Steve Kinsey Chief Financial Officer and Chief Accounting Officer	2023	665,025	—	1,179,827	301,132	30,764	108,309	2,285,058
	2022	632,787	—	1,145,409	325,689	31,974	120,908	2,256,767
	2021	615,146	—	1,117,469	611,497	29,174	66,236	2,439,522
Terry S. Thomas(1) Chief Growth Officer	2023	202,500	350,000	2,558,856(5)	85,033	—	80,917	3,277,306
Heeth Varnedoe IV(1) President and Chief Operating Officer	2023	560,219	—	925,184	255,901	1,105	42,222	1,784,631
D. Keith Wheeler Former Senior Advisor and Former Chief Sales Officer	2023	519,455	—	813,115	205,561	10,303	78,518	1,626,952
	2022	504,325	—	789,363	227,125	7,737	87,571	1,616,122
	2021	490,265	—	770,328	426,438	6,491	43,895	1,737,417
Stephanie B. Tillman(2) Chief Legal Counsel	2023	483,421	—	842,378	191,536	4,555	52,055	1,573,945
	2022	443,635	—	594,994	173,344	4,139	41,787	1,257,899

(1)
No information is provided with respect to the 2022 and 2021 fiscal years for Messrs. Thomas and Varnedoe, because they were not Named Executives prior to the 2023 fiscal year. Mr. Thomas was a member of the board of directors during a portion of fiscal 2023, and his compensation for service on the board of directors ceased with his appointment as chief growth officer on September 1, 2023. This table includes the compensation for Mr. Thomas’ service as chief growth officer and his compensation for service on the board of directors prior to his appointment as chief growth officer.

(2)
No information is provided with respect to the 2021 fiscal year for Ms. Tillman, because she was not a Named Executive prior to the 2022 fiscal year.

(3)
Named Executives may elect to defer amounts into the 401(k) Plan (up to the U.S. Internal Revenue Service (“IRS”) limits) and into the EDCP. Amounts of salary deferred during fiscal 2023 were as follows:

NAME	SALARY DEFERRALS INTO 401(K) PLAN ($)	SALARY DEFERRALS TO EDCP ($)	TOTAL ($)
A. Ryals McMullian	29,554	269,067	298,621
R. Steve Kinsey	30,000	53,202	83,202
Terry S. Thomas	13,750	—	13,750
Heeth Varnedoe IV	27,300	—	27,300
D. Keith Wheeler	30,000	100,631	130,631
Stephanie B. Tillman	30,000	17,929	47,929

(4)
Represents the grant date fair value of Performance Shares, and for Mr. Thomas only, RSUs and deferred stock. Grant date fair value of awards (reported in the “Stock Awards” column) is determined in accordance with ASC 718, and for Performance Shares, is based on the probable outcome of the performance goals as of the grant date. Assuming the highest levels of performance conditions are achieved at a grant date stock price of $28.74 (or $23.04 for Mr. Thomas), the aggregate value at the grant date of the ROIC-based and TSR-based Performance Shares granted in 2023 would be as follows: Mr. McMullian, $6,679,392; Mr. Kinsey, $1,770,025; Mr. Thomas, $1,874,995; Mr. Varnedoe, $1,387,998; Mr. Wheeler, $1,219,869; and Ms. Tillman, $1,263,770. See Note 2 and Note 19 to the company’s consolidated financial statements in our Annual Report on Form 10-K for fiscal year ended December 30, 2023, for a description of the assumptions made in the valuation of stock awards under ASC 718.

(5)
This amount includes the deferred stock awarded to Mr. Thomas for his service as a director, which would have otherwise been reported in the “Stock Awards” column of the “Fiscal 2023 Director Compensation Table.”

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	53

EXECUTIVE COMPENSATION
(6)
Non-equity incentive plan compensation includes all performance-based cash awards under the Omnibus Plan earned by the Named Executives during the fiscal year.

(7)
Amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2023 represent only the portion of earnings under the EDCP that are “above-market” for purposes of the applicable disclosure rules.

(8)
Amounts reported in the “All Other Compensation” column for 2023 are reported in the table below.

NAME	EMPLOYER CONTRIBUTIONS TO SECTION 401(K) PLAN ($)	EMPLOYER CONTRIBUTIONS TO EDCP ($)	DIRECTOR COMPENSATION* ($)	TOTAL ($)
A. Ryals McMullian	21,039	237,898	—	258,937
R. Steve Kinsey	19,800	88,509	—	108,309
Terry S. Thomas	8,625	—	72,292	80,917
Heeth Varnedoe IV	19,800	22,422	—	42,222
D. Keith Wheeler	19,946	58,572	—	78,518
Stephanie B. Tillman	19,800	32,255	—	52,055

(*)
This amount comprises the cash retainer fees that Mr. Thomas earned for his service as a director prior to commencing his role as chief growth officer, which would have otherwise been reported in the “Fees Earned or Paid in Cash” column of the “Fiscal 2023 Director Compensation Table.”

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	54

EXECUTIVE COMPENSATION
Fiscal 2023 Grants of Plan-Based Awards
The following table details grants made during the fiscal year ended December 30, 2023 pursuant to incentive plans in place at Flowers Foods as of that date:
		ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(2)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
A. Ryals McMullian
Non-Equity Incentive Plan Award		358,125	1,193,750	2,387,500					—
ROIC-Based Performance Shares	1/1/2023				35,755	71,510	89,388		2,055,197
TSR-Based Performance Shares	1/1/2023				35,755	71,510	143,020		2,397,015
R. Steve Kinsey
Non-Equity Incentive Plan Award		159,893	532,977	1,065,955					—
ROIC-Based Performance Shares	1/1/2023				9,475	18,950	23,688		544,623
TSR-Based Performance Shares	1/1/2023				9,475	18,950	37,900		635,204
Terry S. Thomas
Non-Equity Incentive Plan Award		45,150	150,500	301,000					—
ROIC-Based Performance Shares	9/1/2023				12,520	25,040	31,300		576,922
TSR-Based Performance Shares	9/1/2023				12,520	25,040	50,080		576,922
Time- Based Restricted Stock Units	9/1/2023							54,250	1,249,920
Deferred Stock	5/25/2023							5,940	155,093
Heeth Varnedoe IV
Non-Equity Incentive Plan Award		135,877	452,923	905,846					—
ROIC-Based Performance Shares	1/1/2023				7,430	14,860	18,575		427,076
TSR-Based Performance Shares	1/1/2023				7,430	14,860	29,720		498,107
D. Keith Wheeler
Non-Equity Incentive Plan Award		109,147	363,824	727,648					—
ROIC-Based Performance Shares	1/1/2023				6,530	13,060	16,325		375,344
TSR-Based Performance Shares	1/1/2023				6,530	13,060	26,120		437,771
Stephanie B. Tillman
Non-Equity Incentive Plan Award		101,700	339,001	678,003					—
ROIC-Based Performance Shares	1/1/2023				6,765	13,530	16,913		388,852
TSR-Based Performance Shares	1/1/2023				6,765	13,530	27,060		453,526

(1)
Annual cash incentive awards are earned based on the achievement of a specified adjusted EBITDA goal. The Threshold amount is 30% and presents the lowest possible payout assuming the minimum level of achievement. Should the performance not meet the minimum level of achievement, the payout would be zero.

(2)
Grant date fair value of Performance Shares, RSUs and deferred stock compiled in accordance with ASC 718 and, for Performance Shares, based on the probable outcome of the performance goals as of the grant date.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	55

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2023 Fiscal Year End
The following table details all equity awards granted and outstanding as of December 30, 2023, the company’s most recent fiscal year end:
	STOCK AWARDS
NAME AND GRANTS	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
A. Ryals McMullian
ROIC-Based Performance Shares(1)	1/1/2023	—	—	71,510	1,609,690
TSR-Based Performance Shares(1)	1/1/2023	—	—	71,510	1,609,690
ROIC-Based Performance Shares(2)	1/2/2022	—	—	73,360	1,651,334
TSR-Based Performance Shares(2)	1/2/2022	—	—	73,360	1,651,334
ROIC-Based Performance Shares(3)	1/3/2021	—	—	72,900	1,640,979
TSR-Based Performance Shares(3)	1/3/2021	—	—	72,900	1,640,979
R. Steve Kinsey
ROIC-Based Performance Shares(1)	1/1/2023	—	—	18,950	426,565
TSR-Based Performance Shares(1)	1/1/2023	—	—	18,950	426,565
ROIC-Based Performance Shares(2)	1/2/2022	—	—	19,270	433,768
TSR-Based Performance Shares(2)	1/2/2022	—	—	19,270	433,768
ROIC-Based Performance Shares(3)	1/3/2021	—	—	22,630	509,401
TSR-Based Performance Shares(3)	1/3/2021	—	—	22,630	509,401
Terry S. Thomas(4)
ROIC-Based Performance Shares(1)	9/1/2023	—	—	25,040	563,650
TSR-Based Performance Shares(1)	9/1/2023	—	—	25,040	563,650
Restricted Stock Units(5)	9/1/2023	54,250	1,221,168	—	—
Heeth Varnedoe IV
ROIC-Based Performance Shares(1)	1/1/2023	—	—	14,860	334,499
TSR-Based Performance Shares(1)	1/1/2023	—	—	14,860	334,499
ROIC-Based Performance Shares(2)	1/2/2022	—	—	7,670	172,652
TSR-Based Performance Shares(2)	1/2/2022	—	—	7,670	172,652
ROIC-Based Performance Shares(3)	1/3/2021	—	—	9,230	207,768
TSR-Based Performance Shares(3)	1/3/2021	—	—	9,230	207,768
D. Keith Wheeler
ROIC-Based Performance Shares(1)	1/1/2023	—	—	4,353	97,986
TSR-Based Performance Shares(1)	1/1/2023	—	—	4,353	97,986
ROIC-Based Performance Shares(2)	1/2/2022	—	—	8,853	199,281
TSR-Based Performance Shares (2)	1/2/2022	—	—	8,853	199,281
ROIC-Based Performance Shares(3)	1/3/2021	—	—	15,600	351,156
TSR-Based Performance Shares(3)	1/3/2021	—	—	15,600	351,156
Stephanie B. Tillman
ROIC-Based Performance Shares(1)	1/1/2023	—	—	13,530	304,560
TSR-Based Performance Shares(1)	1/1/2023	—	—	13,530	304,560
ROIC-Based Performance Shares(2)	1/2/2022	—	—	10,010	225,325
TSR-Based Performance Shares(2)	1/2/2022	—	—	10,010	225,325
ROIC-Based Performance Shares(3)	1/3/2021	—	—	7,980	179,630
TSR-Based Performance Shares(3)	1/3/2021	—	—	7,980	179,630
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	56

EXECUTIVE COMPENSATION
(1)
The performance measurement periods for the 2023 ROIC-Based Performance Shares and the 2023 TSR-Based Performance Shares run from January 1, 2023 to December 27, 2025 and from January 1, 2023 to January 3, 2026, respectively, and both awards vest upon the filing of the Annual Report on Form 10-K for the company’s 2025 fiscal year. The 2023 ROIC-Based Performance Shares are reported at the target level. The 2023 TSR-Based Performance Shares are reported at the target level.

(2)
The performance measurement periods for the 2022 ROIC-Based Performance Shares and the 2022 TSR-Based Performance Shares run from January 2, 2022 to December 28, 2024 and from January 1, 2022 to December 31, 2024, respectively, and both awards vest upon the filing of the Annual Report on Form 10-K for the company’s 2024 fiscal year. The 2022 ROIC-Based Performance Shares are reported at the target level. The 2022 TSR-Based Performance Shares are reported at the target level.

(3)
The performance measurement periods for the 2021 ROIC-Based Performance Shares and the 2021 TSR-Based Performance Shares ended on December 30, 2023 and December 31, 2023, respectively, and both awards vested upon the filing of the Annual Report on Form 10-K for the company’s 2023 fiscal year. The amounts reported in the table represent the portions of the awards earned based on performance for the full performance periods. The ROIC-Based Performance Share payout was 125%, and the TSR-Based Performance Share payout was 127.69%.

(4)
Mr. Thomas served as a member of the board of directors for a portion of 2023, and he ceased receiving compensation for such service with his appointment as chief growth officer on September 1, 2023. Mr. Thomas received a grant of deferred stock in May 2023 for his service as a non-employee director. A pro rata portion of such deferred stock vested in connection with Mr. Thomas’ resignation from the board of directors, and the remainder was forfeited.

(5)
50% of the RSUs vest on each of February 15, 2024 and February 13, 2025, subject to Mr. Thomas’ continued employment through the applicable date.

Option Exercises and Stock Vested in Fiscal 2023
The following table details vesting of Performance Shares during the fiscal year ended December 30, 2023.
	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
A. Ryals McMullian	195,199	5,441,612
R. Steve Kinsey	63,690	1,809,433
Terry S. Thomas	1,980	46,649
Heeth Varnedoe IV	12,280	349,202
D. Keith Wheeler	43,898	1,247,142
Stephanie B. Tillman	19,628	557,631
Fiscal 2023 Nonqualified Deferred Compensation
NAME	EXECUTIVE CONTRIBUTIONS IN FY 2023 ($)(1)	REGISTRANT CONTRIBUTIONS IN FY 2023 ($)(2)	AGGREGATE EARNINGS IN FY 2023 ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS IN FY 2023 ($)	AGGREGATE BALANCE AT 12/30/2023 ($)(4)
A. Ryals McMullian	269,067	237,898	175,525	—	2,813,970
R. Steve Kinsey	53,202	88,509	100,442	—	1,565,737
Terry S. Thomas	—	—	—	—	—
Heeth Varnedoe IV	—	22,422	3,865	—	78,421
D. Keith Wheeler	100,631	58,572	34,596	—	603,931
Stephanie B. Tillman	17,929	32,255	15,178	—	260,573

(1)
Amounts in this column are deferrals of 2023 salary earned and are included in the “Salary” column in the Summary Compensation Table for the 2023 fiscal year.

(2)
Amounts in this column are included in “All Other Compensation” in the Summary Compensation Table for the 2023 fiscal year.

(3)
Above-market interest on nonqualified deferred compensation is included in the Summary Compensation Table for 2023 as “Nonqualified Deferred Compensation Earnings” for the 2023 fiscal year. Interest is above-market if earned at a rate which is 120% or more of the applicable federal long-term rate. Earnings in the EDCP are interest-based credits which exceed this threshold. The amount of above-market interest for each executive included in the Summary Compensation Table for 2023 is as follows: Mr. McMullian, $53,133; Mr. Kinsey, $30,764; Mr. Thomas, $0; Mr. Varnedoe, $1,105; Mr. Wheeler, $10,303; and Ms. Tillman, $4,555.

(4)
The cumulative portion of the aggregate balance at December 30, 2023 reported in the Summary Compensation Table for all years prior to 2023 is as follows: Mr. McMullian, $2,409,041; Mr. Kinsey, $1,398,272; Mr. Thomas, $0; Mr. Varnedoe, $0; Mr. Wheeler, $410,979; and Ms. Tillman, $195,134.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	57

EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change of Control
Payments Made Upon Termination in Connection with a Change of Control
The Change of Control Plan is designed to provide for stability and continuity of management and the company’s operations in the event of a change of control. The compensation and human capital committee may designate, in its sole discretion, additional executives that are eligible to participate in the Change of Control Plan. If the company experiences a change of control and, during the protection period, (i) an executive’s employment is terminated for any reason other than for Cause (as defined in the Change of Control Plan), death or disability, or (ii) the executive terminates his employment for Good Reason (as defined in the Change of Control Plan), the executive is/was entitled to the following payments:
•
an amount equal to three times (in the case of Mr. McMullian) and two times (in the case of Messrs. Kinsey, Thomas, Varnedoe and Wheeler and Ms. Tillman) the executive’s annual base salary and target annual cash incentive award under the Omnibus Plan at the time of termination (subject to adjustment if base salary was reduced in connection with the change of control);

•
a lump sum amount equal to 18 times the monthly premium amount calculated as if the executive had continued participation in the company’s medical plan using the executive’s coverage election at the time of termination; and

•
up to $25,000 of outplacement services for up to one year following termination.

In the event that actual payments to an executive under the Change of Control Plan are determined in certain instances to be subject to excise taxes, the payments to be paid will be set to the “best net” amount, representing either (i) the largest portion of the payments that would result in no portion being subject to excise taxes, or (ii) the entire payments, whichever amount, after taking into account all applicable taxes, including excise taxes, results in the executive receiving, on an after tax basis, the greater amount of payments notwithstanding that all or a portion of the payments may be subject to excise taxes.
In 2015, the compensation and human capital committee adopted a policy that, without shareholder approval, future cash severance arrangements may not exceed 2.99 times salary and target annual cash incentive award.
The following events would constitute a change of control under the Change of Control Plan:
•
any person becomes the beneficial owner of securities representing 35% or more of the voting power of the company other than as a result of the following: (i) acquisitions from the company with prior approval of the board of directors, (ii) acquisitions by the company, a subsidiary or an employee benefit plan of the company or a subsidiary, (iii) acquisitions as a result of stock dividends, splits or similar transactions, (iv) a reduction in the number of shares outstanding pursuant to a board-approved transaction, or (v) acquisitions where the board of directors determines that beneficial ownership was acquired in good faith and the person promptly divests a number of shares necessary to reduce his beneficial ownership below 35%;

•
all or substantially all of the company’s assets are sold to another entity, or the company is merged or consolidated into or with another entity (other than a subsidiary of the company), with the result that upon the conclusion of the transaction the company’s shareholders immediately prior to the transaction will beneficially own less than 60% of the voting power of the surviving entity;

•
a majority of the board of directors are not directors who were (i) members of the board of directors on the effective date of the Change of Control Plan or (ii) nominated for election or elected to the board of directors by at least 2/3 of the directors who were members of the board of directors on the effective date of the Change of Control Plan plus previously qualified successors serving as directors at the time of such nomination or election; or

•
approval by the company’s shareholders of a complete liquidation or dissolution of the company.

For purposes of the Change of Control Plan, the protection period includes:
•
the period beginning on the date of the change of control and continuing until the second anniversary thereof; and

•
the six-month period prior to the date of the change of control if an executive is terminated without Cause or terminates for Good Reason and, in either case, the termination (i) was requested by the third party that effectuates the change of control, or (ii) occurs in connection with the change of control.

The Change of Control Plan includes a one-year covenant not to compete with respect to the trade or business of the successor entity. The Change of Control Plan also includes, for all executives, non-disclosure covenants that do not expire,
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	58

EXECUTIVE COMPENSATION
certain trade secret protections, two-year non-solicitation covenants and non-disparagement covenants that do not expire. Payments under the Change of Control Plan are subject to the execution by the executive of a general release of the company.
Breach of the release or of any covenant may result in the forfeiture of any payments or benefits that the executive is entitled to under the Change of Control Plan.
Pursuant to the Change of Control Plan, the only event that triggers cash payments and the provision of other benefits is a change of control followed by (or in the limited circumstances described above, preceded by) the termination of an executive’s employment, other than for death, disability or for Cause or voluntary resignation other than for Good Reason, within the protection period. In addition, any undistributed amounts under the company’s deferred compensation plan will be distributed upon a change of control.
Payments Made Upon Death or Disability, Retirement or Change of Control
If a Named Executive dies, becomes permanently disabled or retires (at age 65 or after) he is generally entitled to the following items with respect to awards granted in or prior to 2023:
•
immediate vesting in all unvested stock options, of which currently there are none;

•
in the cases of death or disability, immediate vesting in Performance Shares at the target amount (or actual amount in the event the applicable performance period is complete as of the date of such death or disability) and in Mr. Thomas’ RSUs; and

•
in the case of retirement, for the Performance Shares, at the normal vesting date a prorated award based upon the retirement date and actual performance (for purposes of the calculations that follow, if actual results are unknown, target values are used) and, for Mr. Thomas’ RSUs, a prorated award based upon the retirement date.

All equity awards granted under the Omnibus Plan include a double-trigger vesting mechanism upon a change of control.
Amounts shown in the table below represent estimated amounts payable (or realizable) by the company to each Named Executive, other than Mr. Wheeler, upon death, disability, or retirement, a change of control without termination or termination in connection with a change of control. Mr. Wheeler is not included in the table below because his employment terminated on December 31, 2023; details of his retirement arrangement are described below. Amounts shown in the tables below are the estimated payment amounts assuming that the triggering event occurred on December 29, 2023, the last business day of fiscal 2023. Values in the tables for equity-based awards are calculated using the closing market price of $22.51 of the company’s common stock on December 29, 2023.
NAME	DEATH/ DISABILITY ($)	RETIREMENT ($)	CHANGE OF CONTROL WITHOUT TERMINATION ($)	QUALIFYING TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL(1) ($)
A. Ryals McMullian
Cash Severance	—	—	—	6,446,250
Equity Vesting	9,804,005	N/A	—	7,658,674
Other Benefits(2)	—	—	—	57,607
TOTAL	9,804,005	N/A	—	14,162,531
R. Steve Kinsey
Cash Severance	—	—	—	2,520,000
Equity Vesting	2,739,467	2,151,519	—	2,186,718
Other Benefits(2)	—	—	—	51,318
TOTAL	2,739,467	2,151,519	—	4,758,036
Terry S. Thomas
Cash Severance	—	—	—	2,210,000
Equity Vesting	2,348,468	N/A	—	2,083,553
Other Benefits(2)	—	—	—	59,655
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	59

EXECUTIVE COMPENSATION
NAME	DEATH/ DISABILITY ($)	RETIREMENT ($)	CHANGE OF CONTROL WITHOUT TERMINATION ($)	QUALIFYING TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL(1) ($)
TOTAL	2,348,468	N/A	—	4,353,208
Heeth Varnedoe IV
Cash Severance	—	—	—	2,520,000
Equity Vesting	1,429,835	978,853	—	1,133,212
Other Benefits(2)	—	—	—	54,153
TOTAL	1,429,835	978,853	—	3,707,365
Stephanie B. Tillman
Cash Severance	—	—	—	1,684,870
Equity Vesting	1,419,030	N/A	—	1,079,303
Other Benefits(2)	—	—	—	59,167
TOTAL	1,419,030	N/A	—	2,823,340

(1)
In addition to amounts payable under the Change of Control Plan, in the event of a qualifying termination within two years after or six months prior to a change in control (or in the event awards are not assumed or converted in such change in control), (a) each Named Executive is entitled to vesting of his or her ROIC Performance Shares at the target level and vesting of his or her TSR Performance Shares at the target level (or, if 12 months of the TSR performance period have been completed as of the date of the occurrence of such event, at the actual level based on TSR as of the date of such occurrence) and (b) Mr. Thomas is entitled to full vesting of his RSUs.

(2)
Other Benefits includes the estimated cost of outplacement services and a lump sum amount representing 18 months of continued health and welfare benefits in accordance with the terms of the Change of Control Plan.

N/A — Not currently retirement eligible.
On August 10, 2023, Mr. Wheeler notified the company of his intent to retire from the company. Mr. Wheeler stepped down as chief sales officer on August 31, 2023 and continued employment as a senior advisor to the chief executive officer of the company through his retirement on December 31, 2023. In connection with his retirement, Mr. Wheeler entered into a transition and consulting agreement with Flowers Bakeries, LLC, pursuant to which he will serve as a consultant to the company from the date of his retirement until December 28, 2024 and receive $250,000 annually, paid monthly, during such time. Under the terms of his transition and consulting agreement, Mr. Wheeler received the same compensation and benefits as a senior advisor that he would have received as chief sales officer, ending on his retirement. In addition, Mr. Wheeler will vest in his outstanding equity awards in accordance with the previously-approved terms of the applicable award agreement. As a result, he fully vested in the amount earned under his 2021 Performance Share award, valued at $902,695, and remains eligible to vest in a pro rata portion of his 2022 and 2023 Performance Share awards (with pro rata target awards of 17,414 and 8,706 shares, respectively). If Mr. Wheeler’s employment had been terminated without cause, or if Mr. Wheeler died or became disabled before his retirement date, Mr. Wheeler would have (i) been released from providing consulting services, (ii) received a lump sum payment in cash equal to the base salary that he would have otherwise received through his retirement date, and (iii) remained eligible to receive a payout for fiscal year 2023 under the company’s annual cash incentive program based on actual performance for the full performance period. However, Mr. Wheeler did continue serving as a senior advisor to the chief executive officer until December 31, 2023, and therefore did not receive any of those potential severance benefits. Mr. Wheeler is subject to certain restrictive covenants under his transition and consulting agreement, including customary non-competition and non-solicitation restrictions for a period of two years after his retirement date and confidentiality covenants. In connection with the transition and consulting agreement, Mr. Wheeler was required to execute general releases of claims in favor of the company.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	60

EXECUTIVE COMPENSATION
Pay Ratio Disclosure
YEAR	CEO TOTAL COMPENSATION ($)	MEDIAN EMPLOYEE TOTAL COMPENSATION ($)	RATIO OF CEO TO MEDIAN EMPLOYEE TOTAL COMPENSATION
2023	6,416,169	70,652	90.8
Our chief executive officer’s annual total compensation is 90.8 times that of the median of the annual total compensation of all our employees other than the chief executive officer. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We used the following methodology in calculating the pay ratio:
1.
We included all employees active as of our determination date of December 30, 2023, with the exception of our current chief executive officer, to identify the median employee. We did not include any (i) employees with 2023 compensation who were no longer active as of December 30, 2023, (ii) contract labor employees, (iii) independent distributors, (iv) leased labor employees or (v) employees hired prior to December 30, 2023 without 2023 compensation. We do not have any employees located outside of the United States.

2.
We found the median employee using 2023 gross compensation reported to the U.S. Internal Revenue Service on Form W-2 for the period of January 1, 2023 to December 30, 2023. Specifically, we used Form W-2, Gross Pay.

3.
The annual total compensation reported for our chief executive officer consists of his total compensation as reported for 2023 in the Fiscal 2023 Summary Compensation Table on page 53 of this proxy statement, plus employer-provided health and wellness benefits. The total compensation reported for the median employee is the total amount of compensation paid to the median employee during the period of January 1, 2023 to December 30, 2023, calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, plus employer-provided health and wellness benefits.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	61

EXECUTIVE COMPENSATION
Pay Versus Performance
	PAY VERSUS PERFORMANCE(1)
FISCAL YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (b)	COMPENSATION ACTUALLY PAID TO PEO (c)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS (d)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS (e)(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (h)(5) ($ IN THOUSANDS)	ADJUSTED EBITDA (i)(6) ($ IN THOUSANDS)
					COMPANY TOTAL SHAREHOLDER RETURN (f)(3)	PEER GROUP TOTAL SHAREHOLDER RETURN (g)(4)
2023	$6,393,039	$4,447,525	$2,109,578	$1,569,172	$146.26	$156.66	$123,416	$501,738
2022	$6,255,359	$8,123,687	$1,836,906	$2,359,595	$146.14	$129.46	$228,394	$502,030
2021	$5,979,905	$7,749,481	$1,955,812	$2,505,445	$135.34	$118.36	$206,187	$490,861
2020	$5,086,770	$5,109,271	$2,189,017	$2,154,414	$107.73	$104.67	$152,318	$521,690
(1)
Mr. McMullian was our principal executive officer (“PEO”) for the full year for each of fiscal years 2023, 2022, 2021, and 2020. For fiscal 2023, our non-PEO named executive officers were Messrs. Kinsey, Thomas, Varnedoe, and Wheeler and Ms. Tillman. For fiscal 2022, our non-PEO named executive officers were Messrs. Kinsey, and Wheeler, Bradley K. Alexander, and Ms. Tillman. For each of fiscal years 2021 and 2020, our non-PEO named executive officers were Messrs. Kinsey, Alexander, Wheeler and H. Mark Courtney.

(2)
For each of fiscal years 2023, 2022, 2021 and 2020 (each, a “Covered Year”), in determining both the compensation “actually paid” to our PEO and the average compensation “actually paid” to our non-PEO named executive officers for purposes of this Pay Versus Performance table (“PVP Table”), we deducted from or added back to the total amounts of compensation reported in column (b) or column (d), as applicable, for such Covered Year certain amounts. The compensation “actually paid” to our PEO and the average compensation “actually paid” to our non-PEO named executive officers for fiscal year 2023 was computed as follows:

PEO	2023
Summary Compensation Table (SCT) Total for PEO	$6,393,039
- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	$(4,452,212)
- SCT “Option Awards” column value	—
+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	$3,219,380
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	$(1,935,941)
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$702,983
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings paid on equity awards during Covered Year	$520,276
Compensation Actually Paid to PEO	$4,447,525
AVERAGE FOR NON-PEO NAMED EXECUTIVE OFFICERS	2023
Average SCT Total for Non-PEO Named Executive Officers	$2,109,578
- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	$(1,263,872)
- SCT “Option Awards” column value	—
+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	$796,044
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	$(382,865)
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$240,818
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings paid on equity awards during Covered Year	$69,469
Average Compensation Actually Paid to Non-PEO Named Executive Officers	$1,569,172
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	62

EXECUTIVE COMPENSATION
(3)
For each Covered Year, our total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, par value $0.01 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 27, 2019 through and including the last day of the fiscal year covered (each one-year, two-year, three-year, and four-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of each Measurement Period to produce the Covered Year-end values of such investment as of the end of fiscal 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)
For purposes of this pay versus performance disclosure, our peer group is the S&P 500 Packaged Food/Meats Index (the “PVP Peer Group”). For each Covered Year, our PVP Peer Group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 in the index through each Measurement Period, assuming dividend reinvestment.

(5)
Net income is calculated in accordance with GAAP.

(6)
Adjusted EBITDA is calculated as described in Appendix A.

The following charts provide, across the Covered Years, (1) a comparison between our cumulative total shareholder return and the cumulative total shareholder return of the PVP Peer Group, and (2) illustrations of the relationships between (A) the executive compensation actually paid to the PEO and the average of the executive compensation actually paid to our non-PEO named executive officers (in each case as set forth in the PVP Table above) and (B) each of the performance measures set forth in columns (f), (h) and (i) of the PVP Table above.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND TOTAL SHAREHOLDER RETURN AND BETWEEN TOTAL SHAREHOLDER RETURN OF THE COMPANY AND PVP PEER GROUP
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	63

EXECUTIVE COMPENSATION
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND NET INCOME
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND ADJUSTED EBITDA
As shown above, the company has selected adjusted EBITDA as the company-selected measure for the pay versus performance disclosure as we believe it represents the most important financial performance measure we used to link compensation actually paid to the Named Executives in 2023 to the company’s performance. Adjusted EBITDA is the performance measure used to determine 2023 annual cash incentive award payouts. In 2020, the correlation between compensation actually paid and adjusted EBITDA was not as strong because of the impacts of COVID-19 on our operations. Additionally, Mr. McMullian’s base salary and target annual cash incentive award were lower in 2020 as it was his first full year acting as chief executive officer. Increases in compensation actually paid over time were driven in part by increases in the value per share for unvested equity awards due to our stock price performance during the time period covered by the pay versus performance disclosure.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	64

EXECUTIVE COMPENSATION
The following table lists the three financial performance measures that we believe represent the most important financial performance measures we used to link compensation actually paid to our Named Executives for fiscal 2023 to our performance:
Adjusted EBITDA
ROIC
Relative TSR Ranking
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	65

PROPOSAL III Ratification of Appointment of Independent Registered Public Accounting Firm
Our audit committee and board of directors have appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 28, 2024. The board of directors recommends that this appointment be ratified.
Representatives of PwC will be present at the 2024 annual meeting of shareholders and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
We have been advised by PwC that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the company or its subsidiaries.
If the shareholders of the company do not ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 28, 2024, the audit committee will reconsider the appointment.
Fiscal 2023 and Fiscal 2022 Audit Firm Fee Summary
During fiscal 2023 and fiscal 2022, we retained our principal accountant, PwC, to provide services in the following categories and amounts:
Audit Fees. Fees for audit services totaled approximately $3,765,000 in 2023 and $3,118,000 in 2022, including fees associated with annual audits, the reviews of our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, accounting consultants in both years, and out-of-pocket costs incurred in connection with the audit in both years.
Audit Related Fees. Fees for audit related services totaled approximately $109,000 in 2023 and $104,000 in 2022. Audit related services include services related to audits of an employee benefit plan in both years.
Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $597,364 in 2023 and $897,743 in 2022.
All Other Fees. Fees for all other services not described above totaled approximately $89,500 in 2023, associated with the implementation and phased rollout of a new enterprise resource planning system and a software licensing agreement, and $583,250 in 2022, associated with the implementation of a new enterprise resource planning system and a software licensing agreement.
All non-audit services were reviewed by the audit committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm’s independence in the conduct of its auditing function. On an ongoing basis all audit and permissible non-audit services provided by PwC are pre-approved by the audit committee on a case-by-case basis.
Vote Required
Proposal III requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.
Your board of directors unanimously recommends that you vote“FOR” Proposal III.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	66

AUDIT COMMITTEE REPORT
The audit committee oversees, among other things, the accounting and financial reporting processes of the company, the audit of the company’s consolidated financial statements, the company’s compliance with legal and regulatory requirements, the effectiveness of the company’s internal control over financial reporting, the qualifications, independence and performance of the company’s independent registered public accounting firm, and the performance of the company’s internal auditors.
The audit committee operates under a written charter adopted by the board of directors. It is available on the company’s website at https://investors.flowersfoods.com/corporate-governance/governance-documents. The charter, which was last amended effective November 16, 2023, is reviewed at least annually by the audit committee, and is amended by the board of directors, as appropriate, to reflect the evolving role of the audit committee.
In 2023, the audit committee held eight meetings. Meeting agendas are established by the chair of the audit committee, in consultation with the other committee members, the independent auditors and the appropriate officers of the company. The audit committee’s meetings include, whenever appropriate, executive sessions in which the audit committee meets as a committee and also separately with management, the internal auditors and the independent auditors.
The audit committee is comprised entirely of independent directors who meet the independence, experience, and other qualifications of the NYSE. The audit committee regularly provides resources and directs educational initiatives to help its members to continue developing skills and perspectives to enhance their contributions to the audit committee.
During 2023, the audit committee fulfilled its duties and responsibilities as outlined in the charter. Among other things, the audit committee:
•
Met with the senior members of the company’s financial management team at each regularly scheduled meeting;

•
Reviewed and discussed with management and the independent auditors the company’s earnings and other financial press releases and annual and quarterly reports on Form 10-K and Form 10-Q prior to filing with the SEC;

•
Received periodic updates from management regarding management’s process to assess the adequacy of the company’s internal control over financial reporting and management’s assessment of the effectiveness of the company’s internal control over financial reporting;

•
Reviewed and discussed with management, the internal auditors and the independent auditors management’s assessment of the effectiveness of the company’s internal control over financial reporting and the independent auditors’ opinion about the effectiveness of the company’s internal control over financial reporting;

•
Reviewed and discussed with management, the internal auditors and the independent auditors, as appropriate, the plans for, and the scope of, the company’s annual audit and other examinations;

•
Met in periodic executive sessions with certain members of management, the internal auditors and the independent auditors to discuss the results of their examinations, their assessments of the company’s internal control over financial reporting and the overall integrity of the company’s financial statements;

•
Reviewed the compensation of and services performed by the internal auditors;

•
Reviewed and discussed with management the company’s enterprise risk management activities and oversaw such enterprise risk management activities;

•
Reviewed and discussed with management, the chief financial officer, the chief compliance officer, the internal auditors and the independent auditors the company’s performance with respect to legal, regulatory and ethical compliance programs, including the overall adequacy and effectiveness of the company’s code of business conduct and ethics and compliance program, including the company’s internal procedures for employees and others to report legal or ethical concerns;

•
Reviewed and discussed with management and the independent auditors the company’s legal affairs, including, among other things, ongoing litigation and the U.S. Department of Labor’s compliance review under the Fair Labor Standards Act;

•
Reviewed and discussed with management reports and disclosures of insider and related-party transactions and any other potential conflict of interest situations on an ongoing basis in accordance with company policies and procedures;

•
Discussed with the board of directors and senior management the importance of maintaining and fostering a culture and tone of compliance generally and in particular with respect to internal controls and financial reporting;

•
Reviewed and evaluated the performance of the company’s independent registered public accounting firm based on the audit quality, performance, compensation, and independence of PwC;

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	67

AUDIT COMMITTEE REPORT
•
Received regular updates from management regarding progress on and risks related to certain strategic initiatives, including the ERP+ and digital initiatives;

•
Reviewed and discussed with management the company’s information technology security risk exposures; and

•
Oversaw risks related to its duties and responsibilities.

2023 Audited Financial Statements
The audit committee has reviewed and discussed the company’s audited consolidated financial statements for the fiscal year ended December 30, 2023 with the company’s management and PwC, the company’s independent registered public accounting firm for the fiscal year ended December 30, 2023. Management represented to the audit committee that the company’s audited consolidated financial statements were prepared in accordance with GAAP. The audit committee has reviewed and discussed with management, the internal auditors, and PwC the results of their examinations and their assessments of the company’s internal control over financial reporting and discussed with senior officers of the company the processes undertaken to evaluate the accuracy and fair presentation of the company’s financial statements and the effectiveness of the company’s system of disclosure controls and procedures. The audit committee has also discussed with PwC the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”), including the auditors’ evaluation of the quality of the company’s financial reporting.
Based on the reviews and discussions referred to above and the independence evaluation referred to below, the audit committee recommended to the board of directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 for filing with the SEC.
Independent Auditor Selection and Evaluation
In 2023, the audit committee continued retention of PwC as our independent registered public accounting firm; evaluated the quality of the annual audit; and evaluated the performance of the audit engagement partner. Noting the long tenure of 55 years that PwC has audited the company’s consolidated financial statements, the audit committee:
•
Carefully considered PwC’s controls and policies for maintaining independence, including receiving and reviewing the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, and discussing with PwC their independence;

•
Evaluated the institutional knowledge that is gained from the continued retention of PwC;

•
Monitored and restricted the scope of non-audit services provided by PwC to the company, including having a pre-approval process for engagement and fees for all non-audit work;

•
Evaluated compliance with the company’s hiring policies to not hire resources from PwC;

•
Provided oversight to PwC by meeting eight times throughout the year, including executive sessions;

•
Received a report from PwC regarding its internal evaluation of audit quality;

•
Reviewed and discussed the quality of the audit with management and the internal auditors;

•
Monitored PCAOB reports and peer reviews; and

•
Evaluated the performance of the audit engagement partner, considering the overall quality of the planning, execution and communication of results of the audit, timeliness of the audit and service commitments and the fee structure for the services provided. The independent auditor rotates the audit engagement partner every five years. In 2021, the audit committee selected a new audit engagement partner to serve in that capacity beginning in 2022 when the former audit engagement partner rotated off the engagement. To make its selection, the audit committee interviewed potential engagement partners including evaluating their experience and fit with values and relationships with both management and the audit committee. The audit committee had previously rotated the audit engagement partner for PwC in 2017.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors the continued retention of PwC as the company’s independent registered public accounting firm.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	68

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors:
James T. Spear, Chair
Rhonda O. Gass
Brigitte H. King
W. Jameson McFadden
Joanne D. Smith
C. Martin Wood III
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	69

ADDITIONAL INFORMATION
Questions and Answers about the Annual Meeting and Voting
What is the purpose of the annual meeting?
At the annual meeting, shareholders will:
(1)
Elect as directors of the company the 12 nominees identified in this proxy statement, each to serve for a term of one year;

(2)
Vote on an advisory resolution to approve the compensation of the Named Executives; and

(3)
Ratify the appointment of PwC as the independent registered public accounting firm for Flowers Foods for the fiscal year ending December 28, 2024.

The shareholders will also transact any other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting. In addition, Flowers Foods’ senior management team will respond to questions from shareholders.
How do I attend the annual meeting?
This year’s annual meeting will be a virtual meeting of the shareholders conducted via live webcast. The meeting will be followed by a question and answer session. All shareholders of record on March 19, 2024 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
To attend the meeting please visit www.virtualshareholdermeeting.com/FLO2024. To participate in the annual meeting, you will need the 16-digit control number included on your notice or in your proxy card. If you are the beneficial owner of shares held in street name, you may contact your bank, broker or other record holder if you have questions about obtaining your 16-digit control number; instructions should also be provided on the notice or voting instruction form provided by your bank, broker or other record holder.
Shareholders may submit questions in advance of the annual meeting at www.proxyvote.com by clicking the “Submit Questions” tab no later than 24 hours before the meeting. To submit questions through www.proxyvote.com, you will need to log in with the 16-digit control number included on your proxy card, voting instruction form or notice of internet availability of proxy materials previously received. Questions pertinent to annual meeting matters may be answered during the annual meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Additional information regarding the rules of conduct and other materials for the virtual annual meeting, including the list of our shareholders of record, will be available during the meeting on the meeting website.
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investors website, investors.flowersfoods.com, including information on when the meeting will be reconvened.
Electronic entry to the meeting will begin at 10:45 a.m. Eastern Time, and the meeting will begin promptly at 11:00 a.m. Eastern Time.
How does the board of directors recommend that I vote on each proposal?
The board of directors recommends that you vote:
•
“FOR” the election of all the director-nominees to serve as directors until the 2025 annual meeting of shareholders;

•
“FOR” the approval, on an advisory basis, of the compensation of the Named Executives; and

•
“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 28, 2024.

2024 PROXY STATEMENT / FLOWERS FOODS, INC.	70

ADDITIONAL INFORMATION
What is a proxy?
A proxy is your legal designation of another person to vote the shares of Flowers Foods common stock you own as of the record date for the annual meeting. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated three of our executive officers as proxies for the annual meeting. These three officers are A. Ryals McMullian, our chairman and chief executive officer, R. Steve Kinsey, our chief financial officer and chief accounting officer, and Stephanie B. Tillman, our chief legal counsel.
Are the proxy materials available electronically?
Yes. Under SEC rules and regulations, Flowers Foods is making this proxy statement and its 2023 annual report available to its shareholders electronically on the Internet at www.proxyvote.com. On or about April 9, 2024, we mailed to our shareholders a notice (the “Notice”) containing instructions on how to access this proxy statement and our 2023 annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Rather, the Notice instructs you on how to access and review all of the important information contained in this proxy statement and our 2023 annual report on the Internet. The Notice also instructs you on how you may submit your proxy vote over the Internet.
If you received a Notice by mail but would like to receive a printed copy of this proxy statement and our 2023 annual report, please follow the instructions contained on the Notice.
Who can vote?
To be eligible to vote, you must have been a shareholder of record of the company’s common stock at the close of business on March 19, 2024, which is the record date for the annual meeting. There were 211,128,714 shares of our common stock outstanding and entitled to vote on the record date.
How many votes do I have?
You are entitled to one vote on each of the 12 director-nominees and one vote on each other matter to be voted upon at the annual meeting for each share of common stock you held on the record date for the annual meeting. For example, if you owned 100 shares of our common stock on the record date, you would be entitled to 100 votes for each of the 12 director-nominees and for each other matter to be voted upon at the annual meeting.
How do I vote?
You can vote in the following ways:
•
Voting by Mail. If you elect to receive your proxy materials by mail, you may vote by completing and signing the enclosed proxy card and promptly mailing it in the enclosed postage-paid envelope. The envelope does not require additional postage if you mail it within the United States.

•
Telephone Voting. You may authorize the voting of your shares by following the “Vote by Telephone” instructions set forth on the proxy card.

•
Internet Voting. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the Notice or the proxy card.

•
Vote at the Meeting. You may vote during the annual meeting by logging into the annual meeting website at www.virtualshareholdermeeting.com/FLO2024 and following the instructions provided on the website. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the annual meeting. We encourage you to vote your proxy by Internet, telephone or mail prior to the meeting, even if you plan to attend the virtual annual meeting.

By executing and returning your proxy (either by returning the proxy card or by submitting your proxy electronically by the Internet or telephone or during the annual meeting), you appoint A. Ryals McMullian, R. Steve Kinsey and Stephanie B. Tillman to represent you at the annual meeting and to vote your shares at the annual meeting in accordance with your voting instructions. The Internet, telephone, and virtual annual meeting voting procedures are designed to authenticate shareholder identities, allow shareholders to give voting instructions, and confirm that shareholders’ instructions have been recorded properly. Any shareholder voting by Internet, telephone, or during the annual meeting should understand that there may be costs associated with electronic access, like usage charges from Internet access and telephone or cable service providers, that must be paid by the shareholder.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	71

ADDITIONAL INFORMATION
If I am a registered shareholder, what if I do not give any instructions on a particular matter described in this proxy statement when voting by mail?
Registered shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies that are signed and returned will be voted “FOR” the election of each director-nominee, the approval, on an advisory basis, of the compensation of the Named Executives, and the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 28, 2024.
Can I change my vote after I have mailed my proxy card or after I have authorized the voting of my shares by internet or telephone?
Yes. You can change your vote and revoke your proxy at any time before the polls close at the annual meeting by doing any one of the following things:
•
signing and delivering to our corporate secretary another proxy with a later date;

•
giving our corporate secretary a written notice before the annual meeting that you want to revoke your proxy; or

•
voting during the virtual annual meeting.

How do I vote my 401(k) shares?
If you participate in the 401(k) Plan and you received the Notice, you may vote by the Internet or telephone as previously described in this proxy statement. If you elect to receive your proxy materials by mail, you may vote by completing and signing the enclosed proxy card and promptly mailing it in the enclosed postage-paid envelope. In addition, if you received a Notice by mail but would like to receive a printed copy of this proxy statement and our 2023 annual report, please follow the instructions contained on the Notice. By voting, you will direct Empower Trust Company, LLC, as trustee of the 401(k) Plan (the “Trustee”), how to vote the shares of Flowers Foods common stock allocated to your account. Any unvoted or unallocated shares will be voted by the Trustee in the same proportion on each proposal as the Trustee votes the shares of common stock credited to the 401(k) Plan participants’ accounts for which the Trustee receives voting instructions from the 401(k) Plan participants. The number of shares you are eligible to vote is based on the number of shares of Flowers Foods common stock in your account on the record date for the annual meeting.
Can I vote if my shares are held in “street name” by a bank, broker or other record holder?
If your shares of Flowers Foods common stock are held in “street name” by a bank, broker or other record holder, you will receive instructions from the registered holder that you must follow in order for your shares to be voted for you by that bank, broker or other record holder. Internet and telephone voting are offered to shareholders who own their shares of Flowers Foods common stock through certain banks and brokers.
The election of directors (Proposal I) and the advisory vote on the compensation of the Named Executives (Proposal II) are considered non-discretionary matters under applicable NYSE rules. A broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker “non-votes” on Proposal I and Proposal II. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 28, 2024 (Proposal III) is considered a discretionary matter under applicable NYSE rules, and a broker or other nominee may (but is not required to) vote “FOR” Proposal III without instructions. Accordingly, it is important that you follow the voting instructions sent to you by the registered holder of your shares held in “street name” if you want your vote to be counted.
How will abstentions be treated?
Abstentions will be counted as present in determining whether the quorum requirement is satisfied, but will not be included in vote totals and will not affect the outcome of the vote with respect to Proposals I, II, and III.
What constitutes a quorum?
The holders of at least a majority of the shares of our common stock entitled to vote at the annual meeting are required to be present in person or represented by proxy to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied.
What if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the annual meeting, we may adjourn or postpone the annual meeting until a quorum is present. The time and place of the adjourned or postponed annual meeting will be announced at the time
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	72

ADDITIONAL INFORMATION
the adjournment or postponement is taken, and, unless such adjournment or postponement is for more than 120 days, no other notice will be given. An adjournment or postponement will not affect the business that may be conducted at the annual meeting.
What vote is required for each matter to be voted upon at the annual meeting?
•
With regard to Proposal I, each of the 12 nominees for director who receive a majority of the votes cast at the meeting in person or by proxy will be elected (meaning the number of shares voted “FOR” a director-nominee must exceed the number of shares voted “AGAINST” that director-nominee), subject to the board of directors’ existing policy regarding resignations by directors who do not receive a majority of “FOR” votes, which is described in our corporate governance guidelines.

•
Approval of Proposals II and III requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.

How will broker “non-votes” be treated?
Broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied but will not be included in vote totals and will not affect the outcome of the vote. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions from the beneficial owner and does not have discretionary power to vote.
In order for your shares to be voted on all matters presented at the annual meeting, including the election of directors, we urge all shareholders whose shares are held in street name by a bank, broker or other record holder to provide voting instructions to the bank, broker or other record holder.
Will any other business be conducted at the annual meeting or will other matters be voted on?
At this time, the board of directors does not know of any other business to be brought before the annual meeting, but if any other business is properly brought before the annual meeting, the persons named as proxies, Messrs. McMullian and Kinsey and Ms. Tillman, will exercise their judgment in deciding how to vote or otherwise act at the annual meeting with respect to that matter or proposal.
Where can I find the voting results from the annual meeting?
We will report the voting results from the annual meeting on a Current Report on Form 8-K, which we expect to file with the SEC on or before May 30, 2024.
How and when may I submit a shareholder proposal for the 2025 Annual Meeting?
For information on how and when you may submit a shareholder proposal for the 2025 annual meeting of shareholders, please see “— 2025 Shareholder Proposals” below.
Who pays the costs of soliciting proxies?
We will pay the cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of votes for a fee of $12,000, plus out-of-pocket expenses. You may contact our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: FLO.info@investor.morrowsodali.com
In addition, our directors and officers may solicit proxies in person, by telephone or email, but will not receive additional compensation for these services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of common stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
How can I obtain an annual report on Form 10-K?
The Notice, this proxy statement and our 2023 annual report are available on the Internet at www.proxyvote.com. You may also receive a copy of our 2023 annual report free of charge by sending a written request to Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, Georgia 31757, Attention: Compliance Department.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	73

ADDITIONAL INFORMATION
If you elected to receive your proxy materials by mail, a copy of our 2023 annual report, which includes our Annual Report on Form 10-K and our financial statements for the fiscal year ended December 30, 2023, is included in the mailing of this proxy statement.
The annual report does not form any part of the material for the solicitation of proxies.
Can I elect to receive future notices and proxy materials electronically?
Yes. If you are a registered shareholder or if you participate in the 401(k) Plan, go to the company’s website, www.flowersfoods.com, and follow the instructions for signing up for electronic delivery of proxy materials. Those shareholders signing up for this service will receive all future proxy materials, including the Notice, proxy statement and annual report electronically. Please contact Brenda Smith, our corporate legal manager, at compliancemanager@flocorp.com or (229) 226-9116 if you need assistance.
If you hold your shares in a brokerage account or bank you may also have the opportunity to receive these documents electronically. Please contact your brokerage service, bank or financial advisor to make arrangements for electronic delivery of your proxy materials.
Who should I contact if I have any questions?
If you have any questions about the annual meeting or your ownership of our common stock, please contact Brenda Smith, our corporate legal manager, at the above address or by emailing compliancemanager@flocorp.com or calling (229) 226-9116.
2025 Shareholder Proposals
In order to properly submit a shareholder proposal for inclusion in the proxy statement for the 2025 annual meeting of shareholders, you must follow the procedures outlined in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal at our principal corporate offices in Thomasville, Georgia as set forth below no later than December 10, 2024.
If you wish to present a proposal, including the nomination of directors, before the 2025 annual meeting of shareholders, but do not wish to have the proposal considered for inclusion in the proxy statement and proxy card, you must follow the procedures outlined in our bylaws. We must receive your proposal at the address noted below no earlier than January 23, 2025 and no later than February 22, 2025. If your proposal is not properly brought before the 2025 annual meeting of shareholders in accordance with our bylaws, the chairman of the board of directors may declare such proposal not properly brought before the 2025 annual meeting of shareholders, and it will not be acted upon.
Compliance with Universal Proxy Rules for Director Nominations
In addition to satisfying the requirements under our bylaws, if you intend to comply with the SEC’s universal proxy rules and to solicit proxies in support of director-nominees other than the company’s nominees, you must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the annual meeting (for the 2025 annual meeting of shareholders, no later than March 24, 2025). If the date of the 2025 annual meeting of shareholders is changed by more than 30 calendar days from such anniversary date, however, then you must provide notice by the later of 60 calendar days prior to the date of the 2025 annual meeting of shareholders and the 10th calendar day following the date on which public announcement of the date of the 2025 annual meeting of shareholders is first made.
Any proposals or notices should be sent to:
Stephanie B. Tillman
Chief Legal Counsel
Flowers Foods, Inc.
1919 Flowers Circle
Thomasville, Georgia 31757
Delivery of Proxy Materials to Households
Under the rules of the SEC, the company is permitted to use a method of delivery, often referred to as “householding.” Householding permits the company to mail a single set of proxy materials to any household in which two or more different shareholders reside and are members of the same household or in which one shareholder has multiple accounts. The company
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	74

ADDITIONAL INFORMATION
did not household materials for the 2024 annual meeting of shareholders. If the company households materials for future meetings, then only one copy of the company’s annual report and proxy statement will be sent to multiple shareholders of the company who share the same address and last name, unless the company has received contrary instructions from one or more of those shareholders. In addition, the company has been notified that certain intermediaries (i.e., banks, brokers or other nominees) will household proxy materials for the 2024 annual meeting of shareholders. For voting purposes, a separate proxy card will be included for each account at the shared address. The company will deliver promptly, upon oral or written request, a separate copy of the annual report and proxy statement to any shareholder at the same address. If you wish to receive a separate copy of the annual report and proxy statement, you may contact the company’s Investor Relations Department (a) by mail at 1919 Flowers Circle, Thomasville, GA 31757, (b) by telephone at (229) 226-9110, or (c) by submission at https://www.flowersfoods.com/contact/investor-relations. You may also contact your bank, broker or other nominee to make a similar request. Shareholders sharing an address who now receive multiple copies of the company’s annual report and proxy statement may request delivery of a single copy by contacting the company as indicated above, or by contacting their bank, broker or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	75

APPENDIX A NON-GAAP FINANCIAL MEASURES
Information Regarding Non-GAAP Financial Measures
The company prepares its consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). However, from time to time, the company may present in its public statements, press releases and filings with the Securities and Exchange Commission, non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, and adjusted diluted earnings per share (EPS) to measure the performance of the company and its operating divisions (collectively, the “Non-GAAP Measures”).
The company defines EBITDA as earnings before interest, taxes, depreciation, and amortization. Earnings are net income. The company believes that EBITDA is a useful tool for managing the operations of its business and is an indicator of the company’s ability to incur and service indebtedness and generate free cash flow. The company also believes that EBITDA measures are commonly reported and widely used by investors and other interested parties as measures of a company’s operating performance and debt servicing ability because EBITDA measures assist in comparing performance on a consistent basis without regard to depreciation or amortization, which can vary significantly depending upon accounting methods and non-operating factors (such as historical cost). EBITDA is also a widely-accepted financial indicator of a company’s ability to incur and service indebtedness.
The company defines adjusted EBITDA, adjusted EBITDA margin, adjusted net income, and adjusted diluted EPS, respectively, to exclude additional costs that the company considers important to present to investors to increase the investors’ insights about the company’s core operations. These costs include, but are not limited to, the costs of closing a plant or costs associated with acquisition-related activities, restructuring activities, certain impairment charges, legal settlements, costs to implement an enterprise resource planning system and enhance bakery digital capabilities (business process improvement costs) to provide investors direct insight into these costs, and other costs impacting past and future comparability. The company believes that these measures, when considered together with its GAAP financial results, provides management and investors with a more complete understanding of its business operating results, including underlying trends, by excluding the effects of certain charges. Adjusted EBITDA is used as the primary performance measure in the Omnibus Plan.
These Non-GAAP Measures are measures of performance not defined by GAAP and should be considered in addition to, not in lieu of, GAAP reported measures. These Non-GAAP Measures should not be considered an alternative to (a) net income (loss) as a measure of operating performance; (b) cash flows provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the company’s ability to meet its cash needs; or (c) any other indicator of performance or liquidity that has been determined in accordance with GAAP. Our method of calculating these Non-GAAP Measures may differ from the methods used by other companies, and, accordingly, may not be comparable to similarly titled measures used by other companies. The reconciliations below provide a reconciliation of the Non-GAAP Measures used in this proxy statement to the most comparable GAAP financial measure.
No reconciliation of the forecasted range for adjusted EBITDA or adjusted EPS is included in this proxy statement because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	A-1

APPENDIX A NON-GAAP FINANCIAL MEASURES
Net Income to Adjusted EBITDA
(DOLLARS IN THOUSANDS)	2022
Net income	$228,394
Income tax expense	70,317
Interest expense, net	5,277
Depreciation and amortization	141,957
EBITDA	445,945
Business process improvement costs	33,169
Plant closure costs and impairment of assets	7,825
FASTER Act, net of recovery on inferior ingredients	236
Legal settlements and related costs	7,500
Gain on sale, severance costs, and lease termination (gain) loss	(4,390)
Other pension benefit	(773)
Acquisition-related costs	12,518
Adjusted EBITDA	$502,030
Sales	$4,805,822
Adjusted EBITDA margin	10.4%
(DOLLARS IN THOUSANDS)	2023
Net income	$123,416
Income tax expense	33,691
Interest expense, net	16,032
Depreciation and amortization	151,709
EBITDA	324,848
Business process improvement costs	21,521
Plant closure costs and impairment of assets	7,298
FASTER Act, net of recovery on inferior ingredients	—
Legal settlements and related costs	137,529
Gain on sale, severance costs, and lease termination (gain) loss	—
Other pension benefit	(269)
Acquisition-related costs	3,712
Restructuring charges	7,099
Adjusted EBITDA	$501,738
Sales	$5,090,830
Adjusted EBITDA margin	9.9%
Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share
2022
Earnings per diluted common share	$1.07
Business process improvement costs	0.12
Plant closure costs and impairment of assets	0.03
Gain on sale, severance costs, and lease termination (gain) loss	(0.02)
FASTER Act, net of recovery on inferior ingredients	NM
Legal settlements and related costs	0.03
Acquisition-related costs	0.04
Adjusted earnings per diluted share	$1.27
NM – Not meaningful.
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	A-2

APPENDIX A NON-GAAP FINANCIAL MEASURES
2023
Earnings per diluted common share	$0.58
Business process improvement costs	0.08
Plant closure costs and impairment of assets	0.03
Restructuring charges	0.02
Legal settlements and related costs	0.48
FASTER Act, net of recovery on inferior ingredients	—
Gain on sale, severance costs and lease termination (gain) loss	—
Acquisition-related costs	0.01
Adjusted earnings per diluted share	$1.20
Net Income to Adjusted Net Income
(DOLLARS IN THOUSANDS)	2022
Net income	$228,394
Business process improvement costs	24,877
Plant closure costs and impairment of assets	5,869
Gain on sale, severance costs, and lease termination (gain) loss	(3,292)
FASTER Act, net of recovery on inferior ingredients	177
Acquisition-related costs	9,388
Legal settlements and related costs	5,625
Adjusted net income	$271,038
(DOLLARS IN THOUSANDS)	2023
Net income	$123,416
Business process improvement costs	16,141
Plant closure costs and impairment of assets	5,473
Gain on sale, severance costs, and lease termination (gain) loss	—
FASTER Act, net of recovery on inferior ingredients	—
Acquisition-related costs	2,784
Legal settlements and related costs	103,147
Restructuring charges	5,324
Adjusted net income	$256,285
2024 PROXY STATEMENT / FLOWERS FOODS, INC.	A-3

Flowers FOODS

FLOWERS FOODS, INC.
1919 FLOWERS CIRCLE
THOMASVILLE, GA 31757

SCAN TO VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

FLOWERS FOODS, INC.

Nominees:	For	Against	Abstain
1a. A. Ryals McMullian	☐	☐	☐
1b. Edward J. Casey, Jr.	☐	☐	☐
1c. Thomas C. Chubb, III	☐	☐	☐
1d. George E. Deese	☐	☐	☐
1e. Rhonda O. Gass	☐	☐	☐
1f. Brigitte H. King	☐	☐	☐
1g. Margaret G. Lewis	☐	☐	☐
1h. W. Jameson McFadden	☐	☐	☐
1i. Joanne D. Smith	☐	☐	☐
1j. James T. Spear	☐	☐	☐

Please date this Proxy and sign it exactly as your name or names appear(s) on the stock certificates or on a label affixed hereto. When shares are held jointly, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such. If shares are held by a corporation, please sign in full the corporate name by its president or other authorized officer. If shares are held by a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

FLOWERS FOODS, INC. 1919 FLOWERS CIRCLE SCAN TO VIEW MATERIALS & VOTE THOMASVILLE, GA 31757 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2024 (May 21, 2024 for 401(k) plan participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FLO2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2024 (May 21, 2024 for 401(k) plan participants). Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Flowers Foods, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V39515-P06127 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL DIRECTOR-NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. 1. Elect as directors of the company the 12 nominees identified in the proxy statement, each to serve for a term of one year: Nominees: For Against Abstain 1a. A. Ryals McMullian For Against Abstain 1b. Edward J. Casey, Jr. 1k. Melvin T. Stith, Ph.D. 1c. Thomas C. Chubb, III 1l. C. Martin Wood III 1d. George E. Deese 2. Advisory vote to approve the compensation of the company’s named executive officers; and 1e. 1f. Rhonda O. Gass Brigitte H. King 3. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending December 28, 2024. 1g. Margaret G. Lewis NOTE: In their discretion, the proxies are authorized to vote on any adjournment or postponement thereof. 1h. W. Jameson McFadden 1i. Joanne D. Smith 1j. James T. Spear

Dear Shareholder, FLOWERS FOODS, INC. Please take note of the important information enclosed with this Proxy. Your vote is important, and we encourage you to exercise your right to vote these shares. Please mark the boxes on the reverse side of this proxy card to indicate your vote. Then sign the card and return it in the enclosed postage-paid envelope, or follow the instructions on the reverse side of this proxy card for Internet or telephone voting. Your vote must be received prior to the Annual Meeting of Shareholders on May 23, 2024. If you are a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan, you have the right to direct Empower Trust Company, LLC, the Trustee of the 401(k) plan, how to vote the Flowers Foods, Inc. common shares allocated to the account. Any unvoted or unallocated shares will be voted by the Trustee in the same proportion on each proposal as the Trustee votes the shares of stock credited to the 401(k) plan participants’ accounts for which the Trustee receives voting directions from the 401(k) plan participants. The number of shares that are eligible to vote is based on the balance in the 401(k) plan on March 19, 2024, the record date for the Annual Meeting. Because all of the shares in the 401(k) plan are registered in the name of Empower Trust Company, LLC, as Trustee, you will not be able to vote these shares in the 401(k) plan in person at the Annual Meeting on May 23, 2024. If stock is owned directly in your own name as well as in the 401(k) plan, separate share totals are indicated on the reverse side of this voting instruction form. If you own stock indirectly through a bank or broker, as well as in the 401(k) plan, you will receive a separate voting instruction form from the bank or broker. Thank you. Flowers Foods, Inc. The 2024 Annual Meeting of Shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2024 on May 23, 2024 at 11:00 a.m., Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V39516-P06127 FLOWERS FOODS, INC. 1919 Flowers Circle Thomasville, Georgia 31757 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2024 The undersigned hereby appoints A. Ryals McMullian, R. Steve Kinsey and Stephanie B. Tillman as proxies, with power to act without the other, and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Flowers Foods, Inc. held of record on March 19, 2024, by the undersigned at the Annual Meeting of Shareholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2024 on May 23, 2024 at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The above-named proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If you are a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan, you have the right to direct Empower Trust Company, LLC, the Trustee of the 401(k) plan, how to vote the Flowers Foods, Inc. common shares allocated to the account. This proxy card also acts as a voting instruction form to provide voting directions to the Trustee. The proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the reverse side and are authorized to vote, in their discretion, on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INDICATION IS MADE, ANY EXECUTED PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTOR-NOMINEES LISTED ON THE REVERSE SIDE,"FOR" PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY